Accounting policies	12 Months Ended
Dec. 31, 2018
Accounting policies
Accounting policies

2.  Accounting policies

The accounting policies and measurement bases applied in preparing the consolidated financial statements were as follows:

a)   Foreign currency transactions

i.    Functional currency

The functional currency of all entities comprising the Bank is the Mexican Peso (hereinafter, peso or $). Therefore, all balances and transactions denominated in currencies other than the peso are deemed to be denominated in foreign currency.

ii.    Recognition of exchange differences

The gains and losses arising on the translation of foreign currency balances to the functional currency are recognized at their net amount under Exchange differences (net) in the consolidated income statement, except for exchange differences arising on financial instruments at Fair Value Through Profit or Loss (FVTPL), which are recognized under Gains/(losses) on financial assets and liabilities (net) in the consolidated income statement without distinguishing them from other changes in fair value and for exchange differences arising on non-monetary items measured at Fair Value Through Other Comprehensive Income (FVTOCI), which are recognized under Valuation adjustments in the consolidated other comprehensive income.

iii.   Exposure to foreign currency risk

In preparing the consolidated financial statements, transactions in currencies other than the Bank’s functional currency (foreign currencies) are recognized at the exchange rates prevailing at the dates of the transactions. Monetary items denominated in foreign currencies are retranslated to the functional currency at the rates prevailing at the consolidated balance sheet date. Non-monetary items carried at fair value in foreign currencies are retranslated to the functional currency at the rates prevailing at the date when the fair value was determined. Non-monetary items that are measured at historical cost in a foreign currency are not maintained at the exchange rate of the transaction.

The Bank performs a large number of foreign currency transactions, mainly in United States dollars (USD). The transactions, assets and liabilities denominated in foreign currencies are translated to pesos based on the exchange rates published by the Central Bank.

The “Fix” (48‑hour) exchange rate used was $19.6629 per one USD and $19.6512 per one USD as of December 31, 2017 and 2018, respectively.

b)   Basis of consolidation

i.    Subsidiaries

The consolidated financial statements incorporate the financial statements of Banco Santander México and entities (including structured entities) controlled by Banco Santander México together with its subsidiaries. Control is achieved when the Banco Santander México has one of the following:

•	has power over the investee;
•	is exposed, or has rights, to variable returns from its involvement with the investee; and
•	has the ability to use its power to affect its returns.

The Bank reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control listed above.

When the Bank has less than a majority of the voting rights of an investee, it has power over the investee when the voting rights are sufficient to give it the practical ability to direct the relevant activities of the investee unilaterally. The Bank considers all relevant facts and circumstances in assessing whether or not the Bank’s voting rights in an investee are sufficient to give it power, including:

•	the size of the Bank’s holding of voting rights relative to the size and dispersion of holdings of the other vote holders;
•	potential voting rights held by the Bank, other vote holders or other parties;
•	rights arising from other contractual arrangements; and
•

any additional facts and circumstances that indicate that the Bank has, or does not have, the current ability to direct the relevant activities at the time that decisions need to be made, including voting patterns at previous shareholders’ meetings.

Consolidation of a subsidiary begins when the Bank obtains control over the subsidiary and ceases when the Bank loses control of the subsidiary. Specifically, income and expenses of a subsidiary acquired or disposed of during the year are included in the consolidated income statement and other comprehensive income from the date the Bank gains control until the date when the Bank ceases to control the subsidiary.

On acquisition of control of a subsidiary that meets the definition of a business, its assets, liabilities and contingent liabilities are recognized at fair value at the date of acquisition. Any excess of the acquisition cost, the amount recognized for non-controlling interests of the acquiree and the fair value of the acquirer’s previous held equity interest in the acquiree over the fair values of the identifiable net assets acquired are recognized as goodwill (see Note 15). Negative differences are recognized in the consolidated income statement on the date of acquisition.

The consolidated income statement and each component of other comprehensive income are attributed to the owners of the Bank and to the non-controlling interests. Total comprehensive income of subsidiaries is attributed to the owners of the Bank and to the non-controlling interests even if this results in the non-controlling interests having a deficit balance (see Note 26).

When necessary, adjustments are made to the financial statements of subsidiaries to bring their accounting policies into line with the Bank’s accounting policies.

The financial statements of the subsidiaries are fully consolidated with those of the Bank. All intragroup assets and liabilities, equity, income, expenses and cash flows relating to transactions between members of the Bank are eliminated in full on consolidation.

The share of third parties of the Bank’s consolidated equity is presented under Non-controlling interests in the consolidated balance sheet (see Note 26). Their share of the profit for the year is presented under Profit attributable to non-controlling interests in the consolidated income statement.

The results of subsidiaries acquired during the year are included in the consolidated income statement from the date of acquisition to year-end. Similarly, the results of subsidiaries disposed of during the year are included in the consolidated income statement from the beginning of the year to the date of disposal.

A listing of the subsidiaries as of December 31, 2017 and 2018 is summarized in Note 48.

ii.    Investments in associates or joint ventures (jointly controlled entities)

An associate is an entity over which the Bank has significant influence. Significant influence is the power to participate in the financial and operating policy decisions of the investee but is not control or joint control over those policies.

A joint venture is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the joint arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require unanimous consent of the parties sharing control.

The results and assets and liabilities of associates or joint ventures are incorporated in the consolidated financial statements using the equity method of accounting, except when the investment, or a portion thereof, is classified as held for sale, in which case it is accounted for in accordance with IFRS 5 Non-current Assets Held for Sale and Discontinued Operations. Under the equity method, an investment in an associate or a joint venture is initially recognized in the consolidated balance sheet at cost and adjusted thereafter to recognize the Bank’s share of the consolidated income statement and other comprehensive income of the associate or joint venture. When the Bank’s share of losses of an associate or a joint venture exceeds the Bank’s interest in that associate or joint venture (which includes any long-term interests that, in substance, form part of the Bank’s net investment in the associate or joint venture), the Bank discontinues recognizing its share of further losses. Additional losses are recognized only to the extent that the Bank has incurred legal or constructive obligations or made payments on behalf of the associate or joint venture.

An investment in an associate or a joint venture is accounted for using the equity method from the date on which the investee becomes an associate or a joint venture. On acquisition of the investment in an associate or a joint venture, any excess of the cost of the investment over the Bank’s share of the net fair value of the identifiable assets and liabilities of the investee is recognized as goodwill, which is included within the carrying amount of the investment. Any excess of the Bank’s share of the net fair value of the identifiable assets and liabilities over the cost of the investment, after reassessment, is recognized immediately in the consolidated income statement in the period in which the investment is acquired.

The requirements of IFRS 9 are applied to determine whether it is necessary to recognize any impairment loss with respect to the Bank’s investment in an associate or a joint venture. When necessary, the entire carrying amount of the investment (including goodwill) is tested for impairment in accordance with IAS 36 as a single asset by comparing its recoverable amount (higher of value in use and fair value less costs of disposal) with its carrying amount. Any impairment loss recognized forms part of the carrying amount of the investment. Any reversal of that impairment loss is recognized in accordance with IAS 36 to the extent that the recoverable amount of the investment subsequently increases.

The Bank discontinues the use of the equity method from the date when the investment ceases to be an associate or a joint venture, or when the investment is classified as held for sale. When the Bank retains an interest in the former associate or joint venture and the retained interest is a financial asset, the Bank measures the retained interest at fair value at that date and the fair value is regarded as its fair value on initial recognition in accordance with IFRS 9. The difference between the carrying amount of the associate or joint venture at the date the equity method was discontinued, and the fair value of any retained interest and any proceeds from disposing of a part interest in the associate or joint venture is included in the determination of the gain or loss on disposal of the associate or joint venture. In addition, the Bank accounts for all amounts previously recognized in other comprehensive income in relation to that associate or joint venture on the same basis as would be required if that associate or joint venture had directly disposed of the related assets or liabilities. Therefore, if a gain or loss previously recognized in other comprehensive income by that associate or joint venture would be reclassified to the consolidated income statement on the disposal of the related assets or liabilities, the Bank reclassifies the gain or loss from equity to the consolidated income statement (as a reclassification adjustment) when the equity method is discontinued.

The Bank continues to use the equity method when an investment in an associate becomes an investment in a joint venture or an investment in a joint venture becomes an investment in an associate. There is no remeasurement to fair value upon such changes in ownership interests.

When the Bank reduces its ownership interest in an associate or a joint venture but the Bank continues to use the equity method, the Bank reclassifies to the consolidated income statement the proportion of the gain or loss that had previously been recognized in other comprehensive income relating to that reduction in ownership interest if that gain or loss would be reclassified to the consolidated income statement on the disposal of the related assets or liabilities.

When a Bank’s subsidiary transacts with an associate or a joint venture of the Bank, profits and losses resulting from the transactions with the associate or joint venture are recognized in the Bank’s consolidated financial statements only to the extent of interests in the associate or joint venture that are not related to the Bank.

As of December 31, 2017 and 2018, the Bank did not have any associates.

As of December 31, 2017 and 2018, the Bank has a commercial alliance with Elavon México in order to share revenues and expenses jointly related to the merchant services. This commercial alliance is not material to the Bank’s consolidated financial statements.

iii.   Structured entities

When the Bank incorporates entities, or holds ownership interests therein, to enable its customers to access certain investments, or for the transfer of risks or other purposes (also called structured entities since the voting or similar power is not a key factor in deciding who controls the entity), the Bank determines, using internal criteria and procedures and taking into consideration the applicable legislation, whether control (as defined above) exists and, therefore, whether these entities should be consolidated.

These structured entities include securitization special purpose vehicles (SPV) and employee benefit trusts (EBT) established for employee share-based plans, which are consolidated over which it is considered that the Bank continues to exercise control.

Note 11.g contains information regarding securitized mortgage assets.

Share-based payments are discussed in Note 41.b, 41.c and 41.d.

iv.   Business combinations

Acquisitions of businesses are accounted for using the acquisition method. The consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition-date fair values of the assets transferred by the Bank, liabilities incurred by the Bank to the former owners of the acquiree and the equity interests issued by the Bank in exchange for control of the acquiree. Acquisition-related costs are recognized in the consolidated income statement as incurred.

At the acquisition date, the identifiable assets acquired and the liabilities assumed are recognized at their fair value, except that:

•	deferred tax assets or liabilities, and assets or liabilities related to employee benefit arrangements are recognized and measured in accordance with IAS 12 and IAS 19, respectively;
•

liabilities or equity instruments related to share-based payment arrangements of the acquiree or share-based payment arrangements of the Bank entered into to replace share-based payment arrangements of the acquiree are measured in accordance with IFRS 2 at the acquisition date; and

•	assets (or disposal groups) that are classified as held for sale in accordance with IFRS 5 are measured in accordance with that Standard.

Goodwill is measured as the excess of the sum of the consideration transferred, the amount of any non-controlling interests in the acquiree, and the fair value of the acquirer’s previously held equity interest in the acquiree (if any) over the net of the acquisition-date amounts of the identifiable assets acquired and the liabilities assumed (see Note 2.m). If, after reassessment, the net of the acquisition-date amounts of the identifiable assets acquired and liabilities assumed exceeds the sum of the consideration transferred, the amount of any non-controlling interests in the acquiree and the fair value of the acquirer’s previously held interest in the acquiree (if any), the excess is recognized immediately in the consolidated income statement as a bargain purchase gain.

Non-controlling interests that are present ownership interests and entitle their holders to a proportionate share of the entity’s net assets in the event of liquidation may be initially measured either at fair value or at the non-controlling interests’ proportionate share of the recognized amounts of the acquiree’s identifiable net assets. The choice of measurement basis is made on a transaction-by-transaction basis. Other types of non-controlling interests are measured at fair value or, when applicable, on the basis specified in another IFRS.

When the consideration transferred by the Bank in a business combination includes assets or liabilities resulting from a contingent consideration arrangement, the contingent consideration is measured at its acquisition-date fair value and included as part of the consideration transferred in a business combination. Changes in the fair value of the contingent consideration that qualify as measurement period adjustments are adjusted retrospectively, with corresponding adjustments against goodwill. Measurement period adjustments are adjustments that arise from additional information obtained during the ‘measurement period’ (which cannot exceed one year from the acquisition date) about facts and circumstances that existed at the acquisition date.

The subsequent accounting for changes in the fair value of the contingent consideration that do not qualify as measurement period adjustments depends on how the contingent consideration is classified. Contingent consideration that is classified as equity is not remeasured at subsequent reporting dates and its subsequent settlement is accounted for within equity. Contingent consideration that is classified as an asset or a liability is remeasured at subsequent reporting dates in accordance with IFRS 9, or IAS 37 Provisions, Contingent Liabilities and Contingent Assets, as appropriate, with the corresponding gain or loss being recognized in the consolidated income statement.

When a business combination is achieved in stages, the Bank’s previously held equity interest in the acquiree is remeasured to its acquisition-date fair value and the resulting gain or loss, if any, is recognized in the consolidated income statement. Amounts arising from interests in the acquiree prior to the acquisition date that have previously been recognized in other comprehensive income are reclassified to the consolidated income statement where such treatment would be appropriate if that interest were disposed of.

If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, the Bank reports provisional amounts for the items for which the accounting is incomplete. Those provisional amounts are adjusted during the measurement period (see above), or additional assets or liabilities are recognized, to reflect additional information obtained about facts and circumstances that existed at the acquisition date that, if known, would have affected the amounts recognized at that date.

v.   Business combinations under common control

A common control transaction is a transfer of net assets or an exchange of equity interests between entities under the control of the same parent. A common-control transaction has no effect on the ultimate parent’s consolidated financial statements. The net assets are derecognized by the transferring entity and recognized by the receiving entity at their historical carrying amounts. Any difference between the consideration paid or received and the carrying amounts of the net assets is recognized in the Shareholders’ equity within Accumulated reserves.

vi.   Changes in the Bank’s ownership interests in existing subsidiaries

Changes in the Bank’s ownership interests in subsidiaries that do not result in the Bank losing control over the subsidiaries are accounted for as equity transactions, no gain or loss is recognized in the consolidated income statement and the initially recognized goodwill is not remeasured. The carrying amounts of the Bank’s interests and the non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiaries. Any difference between the amount by which the non-controlling interests are adjusted and the fair value of the consideration paid or received is recognized directly in Accumulated reserves in Shareholders’ equity and attributed to owners of the Bank.

When the Bank loses control of a subsidiary, a gain or loss is recognized in the consolidated income statement and is calculated as the difference between (i) the aggregate of the fair value of the consideration received and the fair value of any retained interest and (ii) the previous carrying amount of the assets (including goodwill), and liabilities of the subsidiary and any non-controlling interests. All amounts previously recognized in Valuation adjustments in the consolidated other comprehensive income in relation to that subsidiary are accounted for as if the Bank had directly disposed of the related assets or liabilities of the subsidiary (i.e., reclassified to the consolidated income statement or transferred to another category of equity as specified/permitted by applicable IFRS). The fair value of any investment retained in the former subsidiary at the date when control is lost is regarded as the fair value on initial recognition for subsequent accounting under IFRS 9, when applicable, the cost on initial recognition of an investment in an associate or a joint venture.

c)   Definitions and classification of financial instruments

i.    Definitions

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity. Financial assets and financial liabilities are recognized when the Bank becomes a party to the contractual provisions of the financial instruments.

An equity instrument is any agreement that evidences a residual interest in the assets of the issuing entity after deducting all of its liabilities.

IFRS 9 defines a derivative as a financial instrument or other contract within the scope of the Standard with all three of the following characteristics:

•

its value changes in response to the change in a specified interest rate, financial instrument price, commodity price, foreign exchange rate, index of prices or rates, credit rating or credit index, or other variable, provided in the case of a non-financial variable that the variable is not specific to a party to the contract (sometimes called the “underlying”);

•

it requires no initial net investment or an initial net investment that is smaller than would be required for other types of contracts that would be expected to have a similar response to changes in market factors; and

•	it is settled at a future date.

Hybrid financial instruments are contracts that simultaneously include a non-derivative host contract together with a derivative, known as an embedded derivative, that is not separately transferable and has the effect that some of the cash flows of the hybrid contract vary in a way similar to a stand-alone derivative.

Compound financial instruments are contracts that simultaneously create for their issuer a financial liability and an equity instrument (such as convertible bonds, which entitle their holders to convert them into equity instruments of the issuer).

The following transactions are not treated for accounting purposes as financial instruments:

-	Pensions and similar obligations (see Note 23.c).
-	Share-based payments (see Note 41.b, 41.c and 41.d).

ii.   Classification of financial assets for measurement purposes

Financial assets are initially classified into the various categories used for management and measurement purposes, unless they relate to Cash and balances with the Central Bank or Hedging derivatives, which are reported separately.

From January 1, 2018, the Bank classifies its financial assets in the following measurement categories:

-	Those to be measured subsequently at fair value (either through other comprehensive income or through profit or loss), and
-	Those to be measured at amortized cost.

The classification depends on the Bank’s business model for managing the financial assets and the contractual terms of its cash flows.

The Bank reclassifies financial assets when, and only when, its business model for managing those financial assets changes.

Business model

The business model reflects how the Bank manages the financial assets in order to generate cash flows. That is, whether the Bank’s objective is solely to collect the contractual cash flows from the financial assets or is to collect both the contractual cash flows and cash flows arising from the sale of financial assets. If neither of these is applicable, then the financial assets are classified as part of other business model and measured at FVTPL.

Solely Payments of Principal and Interest

Where the business model is to hold financial assets to collect contractual cash flows or to collect both the contractual cash flows and cash flows arising from the sale of financial assets, the Bank assesses whether the financial assets’ cash flows represent SPPI. In making this assessment (the “SPPI test”), the Bank considers whether the contractual cash flows are consistent with a basic lending arrangement. Where the contractual terms introduce exposures to risk or volatility that are inconsistent with a basic lending arrangement, the related financial assets are classified and measured at FVTPL.

Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.

Business models and SPPI significant judgments

Determining the appropriate business models for a group of financial assets and assessing the SPPI requirements may require significant judgment, such as:

-	Determining the appropriate level at which to assess the business models.
-	Evaluating past experience on how the cash flows of financial assets were collected.
-	Defining the way financial assets’ performance is evaluated and reported to Management and how risks associated with those financial assets are assessed and managed.
-	Effect of sales of financial assets on the business model assessment (frequency and volume).
-	Considering if certain contractual features (i.e., interest rate reset frequency, prepayment commissions, among others) significantly affect future cash flows.
-	Assessing if a compensation, paid or received on early termination, results in cash flows that are not SPPI.

Classification of financial assets for measurement purposes up to December 31, 2017 under IAS 39 was as follow:

Financial assets were initially classified into the various categories used for management and measurement purposes, unless they relate to Cash and balances with the Central Bank or Hedging derivatives, which were reported separately.

Financial assets were included for measurement purposes in one of the following categories:

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Financial assets held for trading: This category included the financial assets acquired for the purpose of generating a profit in the near term from fluctuations in their prices and financial derivatives that were not designated as hedging instruments.

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Other financial assets at fair value through profit or loss: This category included hybrid financial assets not held for trading that were measured entirely at fair value and financial assets not held for trading that were included in this category in order to obtain more relevant information, either because this eliminates or significantly reduces recognition or measurement inconsistencies (accounting mismatches) that would otherwise arise from measuring assets or liabilities or recognizing the gains or losses on them on different bases, or because a group of financial assets or financial assets and liabilities is managed and its performance is evaluated on a fair value basis, such as reverse repurchase agreements, in accordance with a documented risk management or investment strategy, and information about the group is provided on that basis to the Bank’s key management personnel. Financial assets may only be included in this category on the date they were acquired or originated.

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Available-for-sale financial assets: This category included debt instruments not classified as Held-to-maturity investments, Loans and receivables or Financial assets at fair value through profit or loss and equity instruments issued by entities other than subsidiaries, associates and joint ventures, provided that such instruments have not been classified as Financial assets held for trading or as Other financial assets at fair value through profit or loss.

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Loans and receivables: This category included the investment arising from ordinary lending activities, such as the cash amounts of loans drawn down and not yet repaid by customers or the deposits placed with other credit institutions, whatever the legal instrument and unquoted debt securities constituting part of the Bank’s business.

The Bank generally intended to hold the Loans and receivables granted by it until their final maturity and, therefore, they are presented in the consolidated balance sheet at their amortized cost (net of allowance for impairment losses).

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Held-to-maturity investments: This category included debt instruments traded in an active market, with fixed maturity and with fixed or determinable payments, for which the Bank has both the intention and proven ability to hold to maturity.

iii.   Classification of financial assets for presentation purposes

Financial assets are classified by nature into the following items in the consolidated balance sheet:

-	Cash and balances with the Central Bank: cash balances and balances receivable including the compulsory deposits with the Central Bank.
-	Loans and advances to credit institutions: loans of any nature, including deposits provided to credit institutions.
-	Loans and advances to customers: includes all other loans.
-	Debt instruments: bonds and other debt securities that represent a debt obligation for their issuer and that bear interest.
-

Equity instruments: financial instruments issued by other entities, such as shares, which have the nature of equity instruments for the issuer, other than investments in subsidiaries, associates or jointly controlled entities.

-

Trading derivatives: includes the fair value in favor of the Bank of derivatives, which do not form part of hedge accounting relationship, including embedded derivatives separated from hybrid financial instruments.

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Hedging derivatives: includes the fair value of derivatives in favor of the Bank, including embedded derivatives separated from hybrid financial instruments, designated as hedging instruments in hedge accounting.

iv.   Classification of financial liabilities for measurement purposes

Financial liabilities are initially classified into the various categories used for management and measurement purposes, unless they relate to hedging derivatives, which are reported separately.

Financial liabilities are classified for measurement purposes into one of the following categories:

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Financial liabilities at fair value through profit or loss (financial liabilities held for trading up to December 31, 2017): this category includes financial liabilities incurred for the purpose of generating a profit in the near term from fluctuations in their prices, financial derivatives not designated as hedging instruments and financial liabilities arising from the outright sale of financial assets acquired under reverse repurchase agreements, securities loans and sales of borrowed securities (short positions).

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Other financial liabilities at fair value through profit or loss: financial liabilities are included in this category when such classification provides for more relevant information regarding the financial liability, either because this eliminates or significantly reduces recognition or measurement inconsistencies (accounting mismatches) that would otherwise arise from measuring the liabilities or recognizing the gains or losses on them on different bases, or because a group of financial liabilities or financial assets and liabilities is managed and its performance is evaluated on a fair value, such as repurchase agreements, in accordance with a documented risk management or investment strategy, and information about the group is provided on that basis to the Bank’s key management personnel. Liabilities may only be included in this category on the date when they are incurred or originated.

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Financial liabilities at amortized cost: this category includes financial liabilities, irrespective of their instrumentation and maturity, not included in any of the above-mentioned categories, which arise from the ordinary borrowing activities.

iv.   Classification of financial liabilities for presentation purposes

Financial liabilities are classified by nature into the following items in the consolidated balance sheet:

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Deposits: includes all repayable balances received in cash by the Bank, other than those classified as marketable debt securities and those having the substance of subordinated liabilities. This item also includes cash bonds and cash consignments received the amount of which may be invested without restriction.

Deposits are classified based on type of depositor as follows:

-	Deposits from the Central Bank: deposits of any nature received from the Central Bank.
-	Deposits from credit institutions: deposits of any nature, including credit received and money market operations in the name of credit institutions.
-	Customer deposits: includes the remaining deposits.
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Marketable debt securities: includes the amount of bonds and other debt represented by marketable securities, other than those having the substance of subordinated liabilities. This item includes the component considered to be a financial liability component of compound financial instruments issued by the Bank.

-	Trading derivatives: includes the fair value of derivatives with a liability balance, including embedded derivatives separated from the host contract, which do not form part of hedge accounting.
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Short positions: includes the amount of financial liabilities arising from the outright sale or from pledging of financial assets acquired under reverse repurchase agreements, securities loans and sales of borrowed securities.

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Subordinated liabilities: amount of financing received which, for the purposes of payment priority, ranks behind ordinary debt. This category also includes the financial instruments issued by the Bank, which form part of the Bank’s capital management for regulatory purposes, but do not meet the requirements for classification as equity for accounting purposes.

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Other financial liabilities: includes the amount of payment obligations having the nature of financial liabilities that are not included in any of the aforementioned categories, including liabilities under financial guarantee contracts.

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Hedging derivatives: includes the fair value of the Bank’s liability in respect of derivatives, including embedded derivatives separated from hybrid financial instruments, designated as qualified hedging instruments in hedge accounting.

d)   Measurement of financial assets and liabilities and recognition of fair value changes

In general, financial assets and liabilities are initially recognized at fair value, which, in the absence of evidence to the contrary, is deemed to be the transaction price. The amount initially recognized for financial instruments not measured at FVTPL is adjusted for transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVTPL are recognized in profit or loss.

If the fair value of a financial instrument at initial recognition differs from the transaction price, that financial instrument shall be accounted for at that date as follows:

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if that fair value is evidenced by a quoted price in an active market for an identical asset or liability (i.e., a Level 1 input) or based on a valuation technique that uses only data from observable markets, the difference between the fair value at initial recognition and the transaction price shall be recognized as a gain or loss.

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in all other cases, adjusted to defer the difference between the fair value at initial recognition and the transaction price. After initial recognition, that deferred difference shall be recognized as a gain or loss only to the extent that it arises from a change in a factor (including time) that market participants would take into account when pricing the asset or liability.

Financial assets and liabilities are subsequently measured at each period-end as follows:

i.    Measurement of financial assets

Subsequent measurement of financial assets depends on the Bank’s business model for managing the financial assets and the cash flows characteristics of the financial asset. There are three measurement categories into which the Bank classifies its financial assets:

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Amortized cost: financial assets that are held to collect contractual cash flows, where those cash flows represent SPPI and that are not designated at FVTPL are measured at amortized cost. Interest income from these financial assets is included in Interest income in the consolidated income statement using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in profit or loss and presented in Gains/(losses) from the derecognition of financial assets at amortized cost in the consolidated income statement. Foreign exchange gains and losses are presented in Exchange differences (net) and impairment losses are presented in Impairment losses on financial assets (net) in the consolidated income statement.

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FVTOCI: financial assets that are held to collect both the contractual cash flows and cash flows arising from the sale of financial assets, where the financial assets’ cash flows represent SPPI and that are not designated at FVTPL are measured at FVTOCI. Changes in the fair value are taken through other comprehensive income, except for the recognition of impairment gains and losses, interest revenue and foreign exchange gains and losses on the instrument’s amortized cost which are recognized in profit or loss.

When the financial assets are derecognized, the cumulative gain or loss previously recognized in other comprehensive income is reclassified to profit or loss and recognized in Gains/(losses) on financial assets and liabilities (net) in the consolidated income statement. Interest income from these financial assets is included in Interest income using the effective interest rate method in the consolidated income statement. Foreign exchange gains and losses are presented in Exchange differences (net) and impairment losses are presented within Impairment losses on financial assets not at fair value through profit or loss (net) in the consolidated income statement.

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FVTPL: financial assets that do not meet the criteria for being measured at amortized cost or at FVTOCI are measured at FVTPL. Changes in the fair value of financial assets at FVTPL are recognized in profit or loss and presented net within Gains/(losses) on financial assets and liabilities (net) in the consolidated income statement in the period in which it arises. Interest income from these financial assets is included as a separate line item within the consolidated income statement in Interest income from financial assets at fair value through profit or loss using the effective interest rate method.

All financial assets are accounted for at the trade date.

Loans with different components

The Bank originates loans to hold to maturity and to collect and sell or sub-participate to other lenders, resulting in a transfer of substantially all the risk and rewards and derecognition of the loan or portion of it. The Bank considers the activities of lending to hold and lending to collect and sell or sub-participate as two separate business models. Financial assets considered to be within a business model that has an objective to hold the financial assets to collect contractual cash flows are accounted for at amortized cost. Financial assets considered to be within a business model that has an objective to collect contractual cash flows and to sell or sub-participate to other lenders are accounted for at FVTOCI.

Amortized cost and effective interest rate

The amortized cost is the amount at which the financial asset or financial liability is measured at initial recognition minus the principal repayments, plus or minus the cumulative amortization using the effective interest method of any difference between that initial amount and the maturity amount and, for financial assets, adjusted for any allowance for impairment losses.

The effective interest rate is the rate that exactly discounts estimated future cash payments or receipts through the expected life of the financial asset or financial liability to the gross carrying amount of a financial asset or to the amortized cost of a financial liability. The calculation does not consider expected credit losses and includes transaction costs, premiums or discounts and fees and points paid or received that are integral to the effective interest rate, such as origination fees.

For purchased or originated credit-impaired (POCI) financial assets, the Bank calculates the credit-adjusted effective interest rate, which is calculated based on the amortized cost of the financial asset instead of its gross carrying amount and incorporates the impact of expected credit losses in estimated future cash flows.

When the Bank revises the estimates of future cash flows, the carrying amount of the respective financial assets or financial liabilities is adjusted to reflect the new estimate discounted using the original effective interest rate. Any changes are recognized in profit or loss.

Interest income

Interest income is calculated by applying the effective interest rate to the gross carrying amount of financial assets measured at fair value through profit or loss, at fair value through other comprehensive income and at amortized cost, except for:

-	POCI financial assets, for which the original credit-adjusted effective interest rate is applied to the amortized cost of the financial asset.
-	Financial assets that are not POCI but have subsequently become credit-impaired (or Stage 3), for which interest revenue is calculated by applying the effective interest rate to their amortized cost.

Equity instruments

The Bank measures at initial recognition all equity instruments at its fair value plus transaction costs that are directly attributable to its acquisition. The Bank subsequently measures all equity instruments at fair value. The Management has elected to irrevocably present fair value gains and losses on equity instruments in other comprehensive income, consequently there is no subsequent reclassification on fair value gains and losses to profit or loss following the derecognition of the equity instrument including on disposal; fair value gains and losses on equity instruments are reclassified to Accumulated reserves on derecognition. The fair value gains and losses on equity instruments presented in other comprehensive income includes any related foreign exchange component.

Up to December 31, 2017 the Bank subsequently reclassified the fair value gains and losses from other comprehensive income to profit or loss following the derecognition of the equity instruments including on disposal.

Dividends from such equity instruments continue to be recognized in profit or loss as Dividend income in the consolidated income statement when the Bank’s right to receive payments is established.

As of 31 December 2017 and 2018, there were no significant investments in quoted financial instruments that had ceased to be recognized at their quoted price because their market could not be deemed to be active.

Up to December 31, 2017, equity instruments whose fair value could not be determined in a sufficiently objective manner and financial derivatives that had those instruments as their underlying and were settled by delivery of those instruments were measured at acquisition cost adjusted, where appropriate, by any related impairment loss.

Derivatives

All derivatives are recognized in the consolidated balance sheet at fair value from the trade date. If the fair value is positive, they are recognized as an asset and if the fair value is negative, they are recognized as a liability. In the absence of evidence to the contrary, the fair value on the trade date is deemed to be the transaction price. The changes in the fair value of derivatives from the trade date are recognized in Gains/(losses) on financial assets and liabilities (net) in the consolidated income statement. Specifically, the fair value of derivatives traded in organized markets included in the portfolios of financial assets or liabilities held for trading is deemed to be their daily quoted price. If for exceptional reasons the quoted price cannot be determined on a given date, these financial derivatives are measured using methods similar to those used to measure over-the-counter (OTC) derivatives.

The fair value of OTC derivatives is determined using the most appropriate valuation techniques commonly used by the financial markets based on the characteristics of each financial instrument such as present value, option pricing models and other methods.

ii.    Measurement of financial liabilities

In general, financial liabilities are measured at amortized cost, as defined above, except for those included under Financial liabilities at fair value through profit or loss and Other financial liabilities at fair value through profit or loss and financial liabilities designated as hedged items (or hedging instruments) in fair value hedges, which are measured at fair value.

iii.   Valuation techniques

The following table shows a summary of the fair values at December 31, 2017 and 2018 of the financial assets and liabilities indicated below, classified on the basis of the various measurement methods used by the Bank to determine their fair value:

	12/31/2017			12/31/2018
	Published			Published
	Price			Price
	Quotations			Quotations
	in Active			in Active
	Markets –	Internal		Markets –	Internal
	Level 1	Models	Total	Level 1	Models	Total

ASSETS:
Financial assets held for trading	147,784	167,786	315,570	—	—	—
Financial assets at fair value through profit or loss	—	—	—	109,858	157,666	267,524
Other financial assets at fair value through profit or loss	—	51,705	51,705	—	107,425	107,425
Available-for-sale financial assets	164,999	743	165,742	—	—	—
Financial assets at fair value through other comprehensive income	—	—	—	125,383	30,406	155,789
Hedging derivatives	—	15,116	15,116	—	9,285	9,285
	312,783	235,350	548,133	235,241	304,782	540,023
LIABILITIES:
Financial liabilities held for trading	620	239,105	239,725	—	—	—
Financial liabilities at fair value through profit or loss	—	—	—	689	254,792	255,481
Other financial liabilities at fair value through profit or loss	—	120,653	120,653	—	105,430	105,430
Hedging derivatives	—	11,091	11,091	—	8,393	8,393
	620	370,849	371,469	689	368,615	369,304

The fair value of the financial instruments is determined, when possible, on the basis of a quoted price in an active market for an identical asset or liability (Level 1). This group includes government debt securities, private-sector debt securities without optional characteristics, derivatives traded in organized markets, shares and short positions.

In cases where price quotations cannot be observed, Management makes its best estimate of the price that the market would set using its own internal models (valuation techniques). These internal models use data based on observable market parameters as significant inputs (Level 2) and, in very specific cases, they use significant inputs not observable in market data (Level 3). The use of observable market data assumes that markets are efficient and therefore the data that is derived therefrom is representative.

The best evidence of the fair value of a financial instrument on initial recognition is the transaction price, unless the fair value of the instrument can be obtained from other market transactions performed with the same or similar instruments or can be measured by using a valuation technique in which the variables used include only observable market data, mainly interest rates.

The objective of valuation techniques is to arrive at a fair value measurement that reflects the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date.

Still, other internal models use unobservable data as inputs. Examples of such unobservable inputs and assumptions are as follows:

Correlation: Historical correlation between equity prices and exchange rates is assumed for valuing quanto and composite options.

Dividends: The estimation for the dividend used as inputs in the internal models is based on the dividend payments expected from the issuer companies.

Volatility: There is no liquid option market for certain long-term assets. For most Mexican underlying assets, the option market is for up to one year. In the case of the Mexican Stock Exchange Prices and Quotations Index (IPC), there is an option market up to three years. In these cases, Bank’s Management assumes a local volatility model using maturities for which market data exists and extrapolates the curve for unknown terms.

Rate curve for estimating the interest rate index known as the 91‑day TIIE: there is no liquid market for interest rate swaps (IRS) with 91‑day payment terms. For these fair value measurements, the 28‑day IRS curve is used instead.

Market credit spreads: For some counterparties there is no credit default swaps (CDS) market quotes from which it is possible to infer a credit curve, this aspect is common for most of the Mexican counterparties. When there is no credit default swaps quote, generic credit curves are used instead. These curves are inferred from a proxy of quoted market credit default swaps considering geography, sector and rating.

Whenever unobservable market data is used in valuation techniques, the valuation is adjusted considering unobservable assumptions that market participants would use when pricing the asset or liability, including assumptions about risk.

The Bank also adjusts the value of some assets when they have very low market trading volume, even when prices are available.

Fair value measurements that incorporate significant unobservable inputs are classified as Level 3. Significant unobservable inputs are defined as inputs for which observable market data are not available and that are significant to the fair value measurement. Such inputs are developed using the best information available about assumptions that market participants would use when pricing the asset or liability.

iv.   Valuation of financial instruments

General measurement bases

The Bank has implemented a formal process for systematic valuation and management of financial instruments. The governance scheme for this process distributes responsibilities between two independent areas inside the Bank: Treasury (development, marketing and daily management of financial products and market data) and Risks (on a periodic basis, validation of pricing models and market data, computation of risk metrics, new transactions approval policies, management of market risk and implementation of fair value adjustment policies).

The approval of new products follows a sequence of steps (request, development, validation, integration in corporate systems and quality assurance) before the product is brought into production. This process ensures that pricing systems have been properly reviewed and are stable before they are used.

The related valuation techniques and inputs by asset class are as follows:

a.	Financial assets at fair value through profit or loss (financial assets held for trading) and at fair value through other comprehensive income (available-for-sale financial assets)

The estimated fair value of these financial assets is determined using quoted prices or yield curves provided by a price vendor.

b.	Loans and advances to credit institutions and customers – reverse repurchase agreements

The fair value is estimated by using the discounted cash flow (forward estimation) technique using the interest rates that are currently offered for loans and advances with terms similar to those of borrowers having a similar credit quality.

c.	Loans and advances to customers at fair value through other comprehensive income

The estimated fair value of these financial assets is calculated by a default estimation method. This method consists of: a) estimating the default probabilities through a bootstrapping method from market credit spreads to incorporate the credit risk in the risk interest rate and b) discounting the expected cash flow at risk interest rate through the applicable discount factor. Both steps use observable market data (yield curves and market credit spreads) which are provided by a price vendor. The model assumes a deterministic approximation for modelling the cancellation prepayment: it is assumed that the obligor has a rational behavior and will exercise at the best moment, and then it assumes that the cancellation will be total.

d.	Short positions, deposits from the Central Bank and deposits from credit institutions and customers – repurchase agreements

The fair value of these financial instruments is calculated by using the discounted cash flow (forward estimation) technique based on the current incremental lending rates for similar types of deposits having similar maturities.

e.	Financial derivatives (assets and liabilities)

The estimated fair value of futures contracts is calculated using the prices quoted on the Derivatives Exchange Markets (Mercado Mexicano de Derivados and Chicago Mercantile Exchange) of identical instruments.

If there are no quoted prices on the market (either direct or indirect) for a derivative instrument, the respective fair value estimates are calculated by using one of the following models and valuation techniques:

i. Non-closed formula solution

In the valuation of financial instruments permitting static hedging (such as loans and receivables, deposits, forwards and swaps), the present value method (forward estimation) is used. This method consists of a) calculating the expected cash flows and b) discounting the expected cash flows at the risk interest rate through the applicable discount factor. Both steps use observable market data (yield curves, foreign exchange spot rates and so forth) which are provided by a market data supplier (price vendor).

ii. Closed-formula solution

The Black-Scholes model and Black model are used for the valuation of plain vanilla options, the first for foreign exchange and securities and the latter for interest rates. These models assume that the underlying price follows a lognormal distribution.

The Monte Carlo method with the local volatility model is the market proxy or reference model to price a wider range of exotic equity products.

The partial differential equation method with the local volatility model is particularly appropriate to price and manage callable products and products including barrier features on a single underlying. This method is quicker, more stable and more precise than the standard Monte Carlo method, but the latter is needed when the underlying is a basket. The local volatility models assume that share and index prices are lognormally distributed and volatility is a deterministic function of time and the market price.

The trinomial trees method is intended for American foreign exchange products, which can be canceled at any time throughout the life of the option. It assumes deterministic interest rates and represents the evolution of the underlying foreign exchange using the Black-Scholes model.

The partial differential equation solver using a mixed volatility model is used for pricing barrier products in foreign exchange. The development of a mixed volatility model was motivated by some very sensitive barrier products (double-no-touch options), which were quoted in the market with prices in between those provided by a local volatility model and a pure stochastic volatility model. The mixed volatility model is a combination of both models, which provides a price between them.

f.	Marketable debt securities

The fair value of these financial instruments is calculated by using the discounted cash flow (forward estimation) technique, based on the current incremental lending rates for similar types of deposits having similar maturities, for the debt obligation component and one of the financial derivatives valuation techniques for the embedded derivative component, that depends on the payoff.

Valuation adjustment for counterparty risk or default risk

The Credit Valuation Adjustment (CVA) is a valuation adjustment to OTC derivatives as a result of the risk associated with the credit exposure assumed with each counterparty.

The CVA is calculated taking into account expected positive exposure with each counterparty in each future period. The CVA for a specific counterparty is equal to the sum of the CVA for all the periods.

The following inputs are used to calculate the CVA:

•

Expected positive exposure: average positive exposure to the counterparty, across all paths, all evaluated on a certain future date using a Monte Carlo method to simulate the future values of the derivatives’ portfolio. Mitigating factors such as collateral and netting agreements are taken into account.

•	Loss Given Default: percentage of final loss assumed in a counterparty credit event /default.
•

Probability of Default: credit default swaps are used to infer the Probability of Default. For cases where there is no market information, probabilities are inferred using a market proxy based on market information from companies in the same industry and with the same external ratings as the counterparty, to ensure best practice.

•	Discount factor curve.

The Debt Valuation Adjustment (DVA) is a similar valuation adjustment to the CVA but, in this case, it arises as a result of the Bank’s risk assumed by its counterparties in OTC derivatives.

The CVA and DVA recognized at December 31, 2017 amounted to 370 million pesos and 2,397 million pesos, respectively. The CVA and DVA recognized at December 31, 2018 amounted to 369 million pesos and 2,026 million pesos, respectively.

All financial instruments fair values are calculated on a daily basis.

Set forth below are the financial instruments at fair value whose measurement was based on internal models (Level 2 and 3) at December 31, 2017 and 2018.

	Fair			Fair
	Values			Values
	Calculated			Calculated
	Using Internal			Using Internal			Valuation Techniques	Key Inputs
	Models at			Models at
	12/31/2017			12/31/2018
	Level 2	Level 3	Total	Level 2	Level 3	Total

ASSETS:
Financial assets held for trading/Financial assets at fair value through profit or loss:	167,535	251	167,786	156,872	794	157,666

Debt and equity instruments	2,593	—	2,593	3,588	—	3,588	Forward estimation (non-closed formula)	Interest rate yield curve
Trading derivatives:

Interest rate options	1,339	—	1,339	1,450	—	1,450	Black model (closed-formula solution)	Interest rate yield curve and implied volatility surface

Market index options:	581	—	581	49		49

European options	548	—	548	—	—	—	Black-Scholes model (closed-formula solution)	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface and dividends estimation

Asian (Single underlying Quanto)	18	—	18	—	—	—	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Best of options (Basket)	15	—	15	2	—	2	Local volatility model with Monte Carlo method	Interest rate yield curves, equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Quanto options	—	—	—	36	—	36	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Asian (Quanto)	—	—	—	11	—	11	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Exchange rate options:	1,885	172	2,057	1,192	44	1,236

American forwards	23	—	23	—	—	—	Black and Scholes model with trinomial tree method	Interest rate yield curves, quoted exchange rates and implied volatility surface

American Barrier & Touch options	39	—	39	—	—	—	Mixed volatility model with partial differential equation method	Interest rate yield curves, quoted exchange rates and implied volatility surface

European options	1,823	172	1,995	1,192	44	1,236	Black-Scholes model (closed-formula solution)	Interest rate yield curves, quoted exchange rates and implied volatility surface

Swaps	155,799	23	155,822	142,977	222	143,199	Forward estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

Index and securities futures	93	—	93	936	—	936	Forward estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

Interest rate futures	—	—	—	—	—	—	Forward estimation (non-closed formula)	Interest rate yield curve

Exchange rate futures	5,245	56	5,301	6,680	528	7,208	Forward estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

Other financial assets at fair value through profit or loss:	51,705	—	51,705	107,425	—	107,425

Loans and advances to credit institutions – Reverse repurchase agreements	46,087	—	46,087	98,332	—	98,332	Forward estimation (non-closed formula)	Interest rate yield curve

Loans and advances to customers – Reverse repurchase agreements	5,618	—	5,618	9,093	—	9,093	Forward estimation (non-closed formula)	Interest rate yield curve

Available-for-sale financial assets/Financial assets at fair value through other comprehensive income:	743	—	743	29,635	771	30,406

Debt instruments	675	—	675	29,575	—	29,575	Forward estimation (non-closed formula)	Interest rate yield curve

Equity instruments	68	—	68	60	—	60	Other	Value of shareholders’ equity

Loans and advances to customers	—	—	—	—	771	771	Estimation of credit default probabilities from credit spreads	Interest rate yield curves and market credit spreads

Hedging derivatives:	15,116	—	15,116	9,285	—	9,285

Swaps	12,727	—	12,727	4,174	—	4,174	Forward estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

Exchange rate forwards	2,389	—	2,389	5,111	—	5,111	Forward estimation (non-closed formula)	Interest rate yield curve and quoted exchange rates

	235,099	251	235,350	303,217	1,565	304,782

	Fair			Fair
	Values			Values
	Calculated			Calculated
	Using Internal			Using Internal
	Models at			Models at			Valuation
	12/31/2017			12/31/2018			Techniques	Key Inputs
	Level 2	Level 3	Total	Level 2	Level 3	Total

LIABILITIES:
Financial liabilities held for trading/Financial liabilities at fair value through profit or loss:
	238,747	358	239,105	254,637	155	254,792

Trading derivatives:

Interest rate options	1,197	—	1,197	973	—	973	Black model (closed-formula solution)	Interest rate yield curve and implied volatility surface

Market index options:	298	—	298	179	—	179

European	163	—	163	1	—	1	Black-Scholes model (closed-formula solution)	Interest rate yield curves, quoted equity prices, index levels, implied volatility surface and dividends estimation

Auto-callable	129	—	129	167	—	167	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Asian (Single underlying Quanto)	6	—	6	—	—	—	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Best of options [Basket]	—	—	—	1	—	1	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Quanto options	—	—	—	10	—	10	Local volatility model with partial differential equation method	Interest rate yield curves, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Exchange rate options:	2,397	198	2,595	1,348	153	1,501

American forwards	53	—	53	—	—	—	Black and Scholes model with trinomial tree method	Interest rate yield curves, quoted exchange rates and implied volatility surface

European options	2,238	198	2,436	1,341	153	1,494	Black-Scholes model with (closed-formula solution)	Interest rate yield curves, quoted exchange rates and implied volatility surface

American barrier and touch options	47	—	47	7	—	7	Mixed volatility model with partial differential equation method	Interest rate yield curves, quoted exchange rates and implied volatility surface

American options	59	—	59	—	—	—	Black-Scholes model (closed-formula solution)	Interest rate yield curves, quoted exchange rates and implied volatility surface

Swaps	161,389	—	161,389	143,448	—	143,448	Forward estimation (non- closed formula solution)	Interest rate yield curves and quoted exchange rates

Index and securities futures	90	—	90	839	—	839	Forward estimation (non- closed formula solution)	Interest rate yield curves, quoted equity prices and index levels exchange rates

Interest rate futures	—	—	—	—	—	—	Forward estimation (non- closed formula solution)	Interest rate yield curve

Exchange rate futures	4,933	160	5,093	6,096	2	6,098	Forward estimation (non- closed formula solution)	Interest rate yield curve and quoted exchange rates
	.
Short positions:

Debt instruments	68,443	—	68,443	101,754	—	101,754	Forward estimation (non- closed formula solution)	Interest rate yield curve

Other financial liabilities at fair value through profit or loss:	120,653	—	120,653	105,430	—	105,430

Deposits from the Central Bank – Repurchase agreements	22,417	—	22,417	30,995	—	30,995	Forward estimation (non- closed formula solution)	Interest rate yield curve

Deposits from credit institutions – Repurchase agreements	5,942	—	5,942	4,316	—	4,316	Forward estimation (non- closed formula solution)	Interest rate yield curve

Customer deposits – Repurchase agreements	81,790	—	81,790	65,369	—	65,369	Forward estimation (non- closed formula solution)	Interest rate yield curve

Marketable debt securities	10,504	—	10,504	4,750	—	4,750	Present value (non-closed formula solution) and Black-Scholes model with closed-formula solution	Interest rate yield curve, quoted equity prices and index levels, implied volatility surface, historical correlations and dividends estimation

Hedging derivatives:	11,091	—	11,091	8,393	—	8,393

Swaps	10,370	—	10,370	8,047	—	8,047	Forward estimation (non- closed formula solution)	Interest rate yield curve and quoted exchange rates

Exchange rate forwards	721	—	721	346	—	346	Forward estimation (non- closed formula solution)	Interest rate yield curve and quoted exchange rates
	370,491	358	370,849	368,460	155	368,615

Some of the financial instruments of the fair-value hierarchy have identical or similar offsetting exposures to certain inputs, but in accordance with IFRS, are presented as gross assets and liabilities in the consolidated balance sheet.

The measurements calculated through valuation techniques, might have other methods or assumptions than those related to interest rate risk, credit risk and foreign currency risk spreads, or their related correlations and volatilities. Nevertheless, Bank’s Management believes that the fair value of the financial assets and liabilities recognized in the consolidated balance sheet and the gains and losses arising from these financial instruments are reasonably stated.

Financial instruments categorized in Level 3

Set forth below are the Bank’s financial instruments measured using unobservable market data as significant inputs of the internal models (Level 3):

As of December 31, 2018, the financial assets at fair value through profit or loss categorized in Level 3 are the structure denominated as “Red Compartida”, six cross currency swaps (CCS) with maturity above of twenty years of which five of them are USD/Mexican Peso (MXN) and the remaining corresponds to UDI/MXN and one loan classified as part of the Held to collect and sell business model according to IFRS 9.

-

The structure denominated as “Red Compartida” (Nominal USD 526 million) is composed of foreign currency exchange (Fx) forwards and plain vanilla Fx options over USD/MXN with maturity from two to five years (the nominal amount is distributed along this term in nine periods). For the Fx options there is a substantial risk of uncertainty in the market data used for the valuation, specifically in the long-term volatility, because the USD/MXN options market in these terms may not have the necessary market liquidity. The lack of sufficient liquidity make the Fx options to be valued using an unobservable input, thus “Red Compartida” has been categorized as Level 3.

-	Two CCS USD/MXN (Nominal USD 100 million) were traded with a maturity of twenty two years. The lack of liquidity beyond twenty years make these CCS USD/MXN to be categorized as Level 3.
-	Three CCS USD/MXN (Nominal USD 12 million) were traded with a maturity of thirty years. The lack of liquidity beyond thirty years makes these CCS USD/MXN to be categorized as Level 3.
-

During the last quarter of 2018, one CCS UDI/MXN (Nominal 200 million pesos) was traded with a maturity of twenty five years which is classified as Level 3, because one of the inputs needed to value this financial instrument is not observable in the market (UDI/MXN 30 year quote) which turns out significant in the value of this CCS.

-

In December 2018, one loan (Nominal USD 39 million) classified as part of the Held to collect and sell business model was granted to a small-medium size customer. In order to calculate the fair value of this loan, market credit spreads per counterparty are needed; but given that this counterparty does not have a market credit quote (CDS), a generic credit curve is used as proxy to represent its credit risk. Therefore, this loan is categorized as Level 3.

As of December 31, 2017, the financial assets held for trading categorized in Level 3 are the structure denominated as “Red Compartida” and two Cross Currency Swaps USD/Mexican Peso (MXN) with maturity of twenty two years.

-

The structure denominated as “Red Compartida” is composed of Fx forwards and plain vanilla Fx options over USD/MXN with maturity from two to five years. For the Fx options, there is a substantial risk of uncertainty in the market data used for the valuation, specifically in the long-term volatility, because the USD/MXN options market in these terms may not have the necessary market liquidity. The lack of sufficient liquidity make the Fx options to be valued using an unobservable input, thus “Red Compartida” has been categorized as Level 3.

-	Two CCS USD/MXN (Nominal USD 100 million) were traded with a maturity of twenty two years. The lack of liquidity beyond twenty years makes these CCS USD/MXN to be categorized as Level 3.

The following table provides a reconciliation of the movement between opening and closing balances of Level 3 financial instruments, measured at fair value using a valuation technique with significant unobservable inputs:

			Assets
	Debt and Equity	Trading		Loans and advances
	Instruments	derivatives		to customers	Total

Balance at January 1, 2016	219	—		—	219
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	73	—		—	73
Purchases	—	—		—	—
Sales	(102)	—		—	(102)
Settlements	(18)	—		—	(18)
Balance at December 31, 2016	172	—		—	172
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	(13)	91		—	78
Purchases	—	—		—	—
Sales	(143)	—		—	(143)
New issuances		160		—	160
Settlements	(16)	—		—	(16)
Balance at December 31, 2017	—	251		—	251
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	—	543		—	543
Purchases	—	—		—	—
Sales	—	—		—	—
New issuances	—	—		771	771
Settlements	—	—		—	—
Balance at December 31, 2018	—	794		771	1,565

		Liabilities
	Debt and Equity	Trading
	Instruments	derivatives	Total

Balance at December 31, 2017	—	(358)	(358)
Total gains/losses recognized in the consolidated income statement:
Gains/(losses) on financial assets and liabilities (net)	—	203	203
Purchases	—	—	—
Sales	—	—	—
New issuances		—	—
Settlements	—	—	—
Balance at December 31, 2018	—	(155)	(155)

Unobservable inputs used in measuring fair value

The table below sets out information about significant unobservable inputs used at December 31, 2018 in measuring financial instruments categorized as Level 3 in the fair value hierarchy:

			Significant	Range of Estimates	Fair value Measurement
		Valuation	Unobservable	(weighted-average)	Sensitivity to
Financial Instrument	Fair value	Technique	Input	for Unobservable Input	Unobservable Inputs
Cross Currency Swaps	223	Forward estimation (non-closed formula solution)	Long term MXN rates	Bid Offer Spread IRS TIIE 2 basis points - 6 basis points (3 basis points) CCS USD/MXN 3 basis points -10 basis points (4 basis points) Swaps UDI/MXN 5 basis points -10 basis points (10 basis points)	A significant increase in MXN rates would result in a lower fair value
Long term Fx options (Red Compartida)	427	Black-Scholes model (closed-formula solution)	Long term Fx USD/MXN volatility	11%-17% (14.7%)	A significant increase in volatility would result in a lower fair value
Loans and advances to customers	771	Estimation of credit default probabilities from credit spreads	Market credit quotes (credit default swaps)	Credit spread 365 basis points – 662 basis points (386 basis points)	A significant rating downgrade would result in a lower fair value

Although the Management believes that its estimates of fair value are appropriate, the use of different inputs could lead to different measures of fair value. As of December 31, 2018, the potential impact on the consolidated income statement of changing the main inputs used for the measurement of Level 3 financial instruments for other inputs, taking the highest (most favorable input) or lowest (least favorable) value of the range deemed reasonably possible, would be as follows:

	Potential Impact on Consolidated
	Income Statement as of
	December 31, 2018
	Most	Least
	Favorable	Favorable
	Input	Input

ASSETS:
Cross Currency Swaps	11	(11)
Red Compartida	19	(2)
Loans and advances to customers	—	(95)
LIABILITIES:
Red Compartida	7	(53)

Cross Currency Swaps

The least favorable scenario assumed the following:

-

The MXN and UDI market rates (IRS TIIE, X-CCY USD/MXN and X-CCY UDI/MXN) needed to valuation were moved up 6 basis points, 10 basis points and 10 basis points, respectively. The scenarios were determined by the following: 0.95 percentile over a 1 year historical period of the difference between the bid and offer quotations of these market rates divided by two.

The most favorable scenario assumed the following:

-	The MXN and UDI market rates (IRS TIIE, X-CCY USD/MXN and X-CCY UDI/MXN) needed to valuation were moved down 6 basis points, 10 basis points and 10 basis points, respectively.

Red Compartida

The least favorable scenario assumed the following:

-	The volatility of the underlying asset of the long term Fx USD/MXN options at its maturity moved from 14.75% to 16.58%.

The volatility used as input for the internal model (14.75%) is an extrapolation of the observable volatility surface of a shorter-term option market of the underlying, provided by the local price vendor. The scenario was based on two factors: the difference between the bid and offer quotations of these options divided by two and the 0.95% percentile of the movement price distribution.

The most favorable scenario assumed the following:

-	The volatility of the underlying asset of the long term Fx USD/MXN options at its maturity moved from 14.75% to 14.48%.

Loans and advances to customers

The least favorable scenario assumed the following:

-

Stress of the credit spread equivalent to a downgrade of three notches to represent  the possible volatility of assigning a proxy credit curve to the counterparty. The rating has been moved from BB+ to B+ employing an internal-external rating equivalency.

There is no favorable scenario regarding this loan, since the greatest fair value of this financial asset is the total amount granted (value at par).

v.    Sensitivity analysis

As an alternative to sensitivity analysis, the Bank uses a Value at Risk (VaR) technique. A detailed explanation about VaR technique and the main assumptions incorporated therein are described in Note 47. The VaR amounts as of December 31, 2018, including all financial instruments in the trading book position of the Bank are as follows:

	Average	High	Low	12/31/2018

All financial instruments	122	399	69	69
By category:
Instruments sensitive to interest rate	110	153	52	55
Instruments sensitive to equity market prices	6	55	1	4
Instruments sensitive to foreign currency exchange rates	48	139	4	65
Instruments sensitive to volatility movements	11	24	7	10

The Bank’s VaR should be interpreted in light of the limitations of the methodologies. These limitations include the following:

Historical data may not provide the best estimate of the joint distribution of risk factor changes in the future and may fail to capture the risk of possible extreme adverse market movements, which have not occurred in the historical window used in the calculations.

VaR using a one-day time horizon does not fully capture the market risk of positions that cannot be liquidated or hedged within one day.

The Bank largely computes the VaR of the trading portfolios at the close of business and positions may change substantially during the course of the trading day.

VaR using a 99 percent confidence level does not reflect the extent of potential losses beyond that percentile.

These limitations and the nature of the VaR measure mean that the Bank can neither guarantee that losses will not exceed the VaR amounts indicated nor that losses in excess of the VaR amounts will not occur more frequently than once in 100 business days.

vi.    Recognition of fair value changes

Changes in the fair value of certain financial assets and liabilities subject to those changes are recognized, either in the consolidated income statement or in the consolidated other comprehensive income. A distinction is made between the changes resulting from the accrual of interest and similar items which are recognized under Interest income or Interest expenses and similar charges, as appropriate, and those arising for other reasons which are recognized at their net amount under Gain/(losses) on financial assets and liabilities (net).

The recognition of the adjustments due to changes in fair value arising from financial assets at fair value through other comprehensive income are described in Note 2d.i.

vii.    Hedging transactions

The Bank uses derivatives for the following purposes: (i) to facilitate these instruments to customers who request them in the management of their market and credit risks (trading derivatives); (ii) to use these derivatives in the management of the risks of the Bank entities’ own positions and assets and liabilities (hedging derivatives); and (iii) to obtain gains from changes in the prices of these derivatives (trading derivatives).

Derivatives that do not qualify for hedge accounting are treated for accounting purposes as trading derivatives.

A derivative qualifies for hedge accounting if all the following conditions are met:

1.	The derivative hedges one of the following three types of exposure:
a.

Changes in the fair value of assets and liabilities due to fluctuations in, among others, the interest rate and/or exchange rate to which the position or balance to be hedged is subject and firm commitments (fair value hedge);

b.	Changes in the estimated cash flows arising from financial assets and liabilities and highly probable forecasted transactions (cash flow hedge); and
c.	The net investment in a foreign operation (hedge of a net investment in a foreign operation).
2.	It is effective in offsetting exposure inherent in the hedged item throughout the expected term of the hedge, which means that:
a.	At the date of arrangement, the hedge is expected, under normal conditions, to be highly effective (prospective effectiveness).
b.

There is sufficient evidence that the hedge was effective during the whole life of the hedged item (retrospective effectiveness). To this end, the Bank checks that the results of the hedge were within a range of 80% to 125% of the results of the hedged item.

3.

There must be adequate documentation evidencing the specific designation of the derivative to hedge certain balances or transactions and how this hedge was expected to be achieved and measured, provided that this is consistent with the Bank’s Management of its own risks.

The changes in value of financial instruments qualifying for hedge accounting are recognized as follows:

a.

In fair value hedges, the gains or losses arising on both the hedging instruments and the hedged items attributable to the type of risk being hedged are recognized directly in the consolidated income statement.

b.

In cash flow hedges, the effective portion of the change in value of the hedging instrument is recognized in the consolidated other comprehensive income under Valuation adjustments - Cash flow hedges until the forecast transactions occur, when it is recognized in the consolidated income statement, unless, if the forecast transactions result in the recognition of non-financial assets or liabilities, it is included in the cost of the non-financial asset or liability.

c.

In hedges of a net investment in a foreign operation, the gains or losses attributable to the portion of the hedging instruments qualifying as an effective hedge are recognized temporarily in the consolidated other comprehensive income under Valuation adjustments - Hedges of net investments in foreign operations until the gains or losses on the hedged item are recognized in the consolidated income statement.

d.

The ineffective portion of the gains or losses on the hedging instruments of cash flow hedges and hedges of a net investment in a foreign operation are recognized directly under Gain/(losses) on financial assets and liabilities in the consolidated income statement.

If a derivative designated as a hedge no longer meets the requirements described above due to expiration, ineffectiveness or for any other reason, the derivative is classified for accounting purposes as a trading derivative.

When fair-value hedge accounting is discontinued, the adjustments previously recognized on the hedged item are reclassified to the consolidated income statement at the effective interest rate recalculated at the date of hedge discontinuation. The adjustments must be fully amortized at maturity.

When cash flow hedges are discontinued, any cumulative gain or loss on the hedging instrument recognized in the consolidated other comprehensive income under Valuation adjustments - Cash flow hedges (from the period when the hedge was effective) remains in this consolidated equity item until the forecast transaction occurs, at which time it is recognized in the consolidated income statement, unless the transaction is no longer expected to occur, in which case the cumulative gain or loss is recognized immediately in the consolidated income statement.

vii.  Embedded derivatives in hybrid financial instruments

Embedded derivatives in other financial instruments or in other host contracts are accounted for separately as derivatives if: i) their risks and characteristics are not closely related to those of the host contracts; ii) a separate instrument with the same terms would meet the definition of a derivative and iii) the hybrid contract is not measured at fair value through profit or loss.

e)   Derecognition of financial assets and liabilities

The accounting treatment of transfers of financial assets depends on the extent to which the risks and rewards associated with the transferred assets are transferred to third parties:

1.

If the Bank transfers substantially all the risks and rewards to third parties – unconditional sale of financial assets, sale of financial assets under an agreement to repurchase them at their fair value at the date of repurchase, sale of financial assets with a purchased call option or written put option that is deeply out of the money, securitization of assets in which the transferor does not retain a subordinated debt or grant any credit enhancement to the new holders, and other similar cases – the transferred financial asset is derecognized and any rights or obligations retained or created in the transfer are recognized simultaneously.

2.

If the Bank retains substantially all the risks and rewards associated with the transferred financial asset – sale of financial assets under an agreement to repurchase them at a fixed price or at the sale price plus interest, a securities lending agreement in which the borrower undertakes to return the same or similar assets, and other similar cases –, the transferred financial asset is not derecognized and continues to be measured by the same criteria as those used before the transfer. However, the following items are recognized:

a.

An associated financial liability, which is recognized for an amount equal to the consideration received and is subsequently measured at amortized cost, unless it meets the requirements for classification under Other financial liabilities at fair value through profit or loss.

b.	The income from the transferred financial asset not derecognized and any expense incurred on the new financial liability, without offsetting.
3.

If the Bank neither transfers nor retains substantially all the risks and rewards associated with the transferred financial asset – sale of financial assets with a purchased call option or written put option that is not deeply in or out of the money, securitization of assets in which the transferor retains a subordinated debt or other type of credit enhancement for a portion of the transferred asset, and other similar cases – the following distinction is made:

a.	If the transferor does not retain control of the transferred financial asset, the asset is derecognized and any rights or obligations retained or created in the transfer are recognized.
b.

If the transferor retains control of the transferred financial asset, it continues to recognize it for an amount equal to its exposure to changes in value and recognizes a financial liability associated with the transferred financial asset. The net carrying amount of the transferred asset and the associated liability is the amortized cost of the rights and obligations retained, if the transferred asset is measured at amortized cost, or the fair value of the rights and obligations retained, if the transferred asset is measured at fair value.

Accordingly, financial assets are only derecognized when the rights on the cash flows they generate have expired or when substantially all the inherent risks and rewards have been transferred to third parties.

Financial liabilities are only derecognized when the obligations they generate have been extinguished, that is when the contractual obligations have been paid or cancelled, or have been expired.

The exchange between the Bank and its original lenders of debt instruments with substantially different terms, as well as substantial modifications of the terms of existing financial liabilities, are accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability. The terms are substantially different if the discounted present value of the cash flows under the new terms, including any fees paid net of any fees received and discounted using the original effective interest rate, is at least 10% different from the discounted present value of the remaining cash flows of the original financial liability, both discounted at the original effective interest rate of the original liability. In addition, other qualitative factors, such as the currency that the instrument is denominated in, changes in the type of interest rate, new conversion features attached to the instrument and change in covenants are also taken into consideration. If an exchange of debt instruments or modification of terms is accounted for an extinguishment, any costs of fees incurred are recognized as part of the gain or loss on the extinguishment. If the exchange or modification is not accounted for as an extinguishment, any costs or fees incurred adjust the carrying amount of the liability and are amortized over the remaining term of the modified liability.

f)   Offsetting of financial instruments

Financial asset and liability balances are offset, i.e., reported in the consolidated balance sheet at their net amount, only if the Bank currently have a legally enforceable right to set-off the recognized amounts and intend either to settle on a net basis or to realize the asset and settle the liability simultaneously.

The disclosures set out in the tables below include financial assets and financial liabilities that:

•	Are offset in the Bank’s consolidated balance sheet; or
•	Are subject to an enforceable master netting arrangement or similar agreement that covers similar financial instruments, irrespective of whether they are offset in the consolidated balance sheet.

The similar agreements include derivative clearing agreements, global master repurchase agreements and global master securities lending agreements. Similar financial instruments include derivatives, repurchase agreements, reverse repurchase agreements and securities borrowing and lending agreements. Financial instruments such as loans and receivables and deposits are not disclosed in the tables below unless they are offset in the consolidated balance sheet.

Derivative transactions are either transacted on an exchange or entered into under International Swaps and Derivatives Association (ISDA) master netting agreements. In general, under ISDA master netting agreements in certain circumstances (e.g. when a credit event such as a default occurs) all outstanding transactions under the agreement are terminated, the termination value is assessed and only a single net amount is due or payable in settlement of all transactions.

Repurchase agreements, reverse repurchase agreements, securities borrowing and lending agreements are covered by master agreements with netting terms similar to those of ISDA master netting agreements.

The ISDA and similar master netting arrangements do not meet the criteria for offsetting in the consolidated balance sheet. This is because they create for the parties to the agreement a right of set-off of recognized amounts that is enforceable only following an event of default, insolvency or bankruptcy of the Bank or the counterparties or following other predetermined events. In addition, the Bank does not intend to settle on a net basis or to realize the assets and settle the liabilities simultaneously.

The Bank receives and gives collateral in the form of cash, debt and equity securities in connection with the following transactions:

•	Derivatives;
•	Repurchase agreements and reverse repurchase agreements; and
•	Securities lending and borrowing agreements.

Such collateral is subject to standard industry terms including, when appropriate, an ISDA Credit Support Annex. This means that securities received/given as collateral can be pledged or sold during the term of the transaction but have to be returned on maturity of the transaction. The terms also give each party the right to terminate the related transactions on the counterparty’s failure to post collateral.

The following financial assets are subject to offsetting, enforceable master netting arrangements and similar agreements:

As at December 31, 2017:

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial liabilities	financial assets
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial instrument	Cash	Net
	financial assets	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Derivative financial assets	180,377	—	180,377	(116,078)	(3,783)	(44,971)	15,545

Reverse repurchase agreements	51,705	—	51,705	—	(51,693)	—	12

Equity instruments (see Note 9.a)	6	—	6	—	(7)	—	(1)

Total	232,088	—	232,088	(116,078)	(55,483)	(44,971)	15,556

As at December 31, 2018:

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial liabilities	financial assets
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial Instrument	Cash	Net
	financial assets	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Derivative financial assets	164,238	—	164,238	(92,928)	(4,044)	(42,391)	24,875

Reverse repurchase agreements	107,425	—	107,425	—	(107,560)	—	(135)

Equity instruments (*) (see Note 9.a)	250	—	250	—	(250)	—	—

Total	271,913	—	271,913	(92,928)	(111,854)	(42,391)	24,740

(*) As of December 31, 2018, the financial instruments received as collateral in lending transactions amount to 333 million pesos, which are limited to the net equities lent under the aforementioned lending transactions.

The following financial liabilities are subject to offsetting, enforceable master netting arrangements and similar agreements:

As at December 31, 2017:

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial assets	financial liabilities
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial Instrument	Cash	Net
	financial liabilities	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Derivative financial liabilities	182,373	—	182,373	(116,078)	(2,822)	(34,454)	29,019

Repurchase agreements	110,149	—	110,149	—	(110,337)	—	(188)

Short positions - Securities loans (see Note 10.b)	21,132	—	21,132	—	(21,555)	—	(423)

Short positions – Short sales (see Note 10.b)	46,233	—	46,233	—	(46,221)	—	12

Total	359,887	—	359,887	(116,078)	(180,935)	(34,454)	28,420

As at December 31, 2018:

				Amount not offset in the consolidated balance sheet
		Gross amount of	Net amount of
		financial assets	financial liabilities
		offset in the	presented in the
	Gross amount of	consolidated balance	consolidated	Impact of Master	Financial instrument	Cash	Net
	financial liabilities	sheet	balance sheet	Netting Agreements	collateral	collateral	amount

Derivative financial liabilities	162,120	—	162,120	(92,928)	(6,234)	(29,409)	33,549

Repurchase agreements	100,680	—	100,680	—	(101,197)		(517)

Short positions - Securities loans (see Note 10.b)	28,239	—	28,239	—	(29,086)		(847)

Short positions - Short sales (see Note 10.b)	72,835	—	72,835	—	(72,809)		26

Total	363,874	—	363,874	(92,928)	(209,326)	(29,409)	32,211

g)   Impairment of financial assets

Allowance for impairment losses

From January 1, 2018, the Bank assesses on a forward-looking basis the expected credit losses associated with its financial assets carried at amortized cost and at fair value through other comprehensive income. The impairment methodology applied depends on whether there has been a significant increase in credit risk.

The impairment estimation methodology segregates financial assets in three categories, based on the stage of each financial asset with regard to its level of credit risk:

•

Stage 1: financial assets for which no significant increase in credit risk is identified since their initial recognition. In this case, the allowance for impairment losses reflects credit losses arising from expected defaults over the following 12 months from the reporting date.

•

Stage 2: if there has been a significant increase in credit risk since the date of initial recognition but the impairment event has not materialized, the financial asset is classified as Stage 2. In this case, the allowance for impairment losses reflects the expected losses from expected defaults over the life of the financial asset.

•

Stage 3: a financial asset is classified in this Stage when it shows effective signs of impairment as a result of one or more credit events that have already occurred resulting in a credit loss. In this case, the amount of the allowance for impairment losses reflects the expected losses for credit risk over the expected life of the financial asset.

For POCI financial assets, the allowance for impairment losses reflects a deep discount that considers the incurred expected credit risk losses of the financial asset.

Once the Bank has classified its financial assets according to the Stage mentioned above, those financial assets are assessed for impairment individually or collectively in order to recognize the allowance for impairment losses arising from credit risk, as follows:

Individual assessment

Financial assets individually assessed for credit impairment are evaluated by the following methodologies: i) Calculating the present value of expected cash flows discounted at an appropriate discount rate of those individually significant financial assets considering the debtor’s financial situation and any guarantees in place. The Bank takes into account all available information (external or internal), including expert judgment and reasonable and supportable forecasts of future events, to estimate the present value of expected cash flows and ii) Calculating the expected recovery from available collateral and guarantees, minus the estimated dispositions costs. Subsequently, expected cash flows, discounted at an appropriate rate, are estimates using the expected values from the sale or foreclosure of guarantees. The Bank takes into account all available information (external or internal), including expert judgment and reasonable and supportable forecasts of future events, to estimate the present value of expected cash flows.

The Bank has defined as an “individually significant financial asset” those financial assets with a total current risk exposure amounting more than 8 million pesos for wholesale and small and medium-sized enterprises (SMEs) loan portfolios. This threshold is reviewed annually to adapt it to the Bank’s business circumstances.

Collective assessment

Financial assets collectively assessed for credit impairment are evaluated by taking into consideration the historical impairment loss experience at the time of assessment adjusted to reflect current economic conditions and taking into account the characteristics of the counterparty, reasonable and supportable forecasts of futures events, the guarantees and collateral associated with the transaction.

In estimating the parameters used for allowance for impairment losses and for provisions for off-balance sheet risk calculation such as Exposure at Default (EAD), Probability of Default (PD), Loss Given Default (LGD) and discount rate, the Bank leveraged on its experience developing internal models for calculating parameters for regulatory and management purposes. The Bank is aware of the differences between such models and IFRS 9 requirements for impairment purposes. As a result, it has focused on adapting to such requirements to the development of its IFRS 9 allowance for impairment models.

Grouping of financial assets for collective assessment

Financial assets assessed collectively are grouped together considering those that have similar credit risk characteristics indicative of the debtors’ ability to pay all principal and interest amounts in accordance with the contractual terms. The credit risk characteristics considered for the purpose of grouping the financial assets are, inter alia, instrument type, debtor’s industry, type of guarantee or collateral, age of past due amounts and any other relevant factor for the estimation of future cash flows.

In performing this grouping, there must be sufficient information for the group to be statistically credible. Where sufficient information is not available internally, the Bank has considered internal/external supplementary data to use for assessing purposes. The characteristics and any supplementary data used to determine groupings are outlined below:

a)	Middle-market corporations loans
•	Credit rating band
•	Days past due
•	Product type
•	Vintage
•	Maturity
•	Guarantee or collateral
b)	Mortgage loans
•	Credit score
•	Time to maturity
•	Days past due
•	Vintage
•	Loan to value ratio band
•	Credit conversion from variable to fixed rate
c)	Credit card loans
•	Credit score
•	Days past due
•	Vintage
•	Available credit amount
•	Credit limit
•	Balance
d)	Personal loans
•	Credit score
•	Days past due
•	Product type
•	Vintage
•	Top-up susceptible
e)	Small and medium-sized enterprises loans
•	Credit score
•	Days past due
•	Balance
•	Vintage
•	Product type
•	Available credit amount
•	Credit limit
•	Guarantee from development banks
f)	Payroll loans
•	Credit score
•	Days past due
•	Granted amount
•	Balance
•	Percentage of granted amount
•	Vintage
•	Employer activity

The appropriateness of grouping is monitored and reviewed on a periodic basis.

Significant increase in credit risk

The Bank considers a financial asset to have experienced a significant increase in credit risk, since initial recognition, assigning a classification into Stage 2, when one or more of the following quantitative, qualitative or backstop criteria have been met:

Quantitative criteria

For commercial loans to small and medium-sized enterprises, mortgage loans and installment loans to individuals (revolving consumer credit card loans and non-revolving consumer loans), the Bank has established a comparison between the “Lifetime PD” at the reporting date and the “Remaining Lifetime PD Originated” when the financial asset was initially recognized. The financial assets are classified by the “Remaining Lifetime PD Originated” into bands. If the financial asset exceeds the predefined threshold for its band, it is classified as Stage 2 with the corresponding “Lifetime PD” at the reporting date.

Each “Remaining Lifetime PD Originated” band classifies all the financial assets with similar characteristics of probability of default within a 12 month period. In order to determine the applicable thresholds for each band, the Bank has analyzed the distribution of “Observed Default Frequency” within a 12 month period in order to determine the threshold for each band where the defaults observed are concentrated.

“Observed Default Frequency” is defined as the rate in which loans that were not impaired become credit-impaired in a lifetime period.

The different bands of thresholds for each type of financial asset are shown below.

Commercial loans to small and medium-sized enterprises (SMEs)

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

≤1.66	2.00
1.66 - 3.00	6.00
3.00 - 6.00	11.00
6.00 - 8.00	14.25
8.00 - 10.00	17.50
10.00 - 13.00	20.75
13.00 - 15.00	22.00
15.00 - 18.00	23.00
18.00 - 22.00	24.00
>22.00	25.00

Mortgage loans

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

≤3.81	19.00
3.81 - 5.43	25.50
5.43 - 6.53	32.00
6.53 - 7.64	38.50
>7.64	45.00

Revolving consumer credit card loans

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

≤0.5	13.00
0.5 - 1.0	15.00
1.0 - 1.5	17.00
1.5 - 2.0	20.00
2.0 - 4.0	23.00
4.0 - 6.0	25.00
6.0 - 8.0	28.00
8.0 - 10.0	31.00
>10.0	34.00

Non-revolving consumer loans (payroll loans)

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

≤10.06	15.00
10.06 - 14.10	18.00
14.10 - 16.41	19.00
16.41 - 17.94	20.00
17.94 - 20.80	22.00
20.80 - 22.15	25.00
22.15 - 24.39	27.00
24.39 - 30.14	28.00
30.14 - 36.29	30.00
>36.29	32.00

Non-revolving consumer loans (personal loans)

“Lifetime PD” band at	Increase in “Lifetime PD” at reporting date which
initial recognition (%)	is considered significant (basis points)

≤16.18	25.00
16.18 - 23.84	27.00
23.84 - 25.92	28.00
25.92 - 27.74	29.60
27.74 - 31.84	31.20
31.84 - 34.61	32.80
34.61 - 40.67	34.40
>40.67	36.00

The “Lifetime PD” movements on financial assets which do not subsequently become more than 30 days past due have also been assessed to identify the “natural” movement in “Lifetime PD” which is not considered indicative of a significant increase in credit risk.

For corporate and investment banking customers (global and local), debt instruments at amortized cost and debt instruments at fair value through other comprehensive income, the assessment is performed by comparing the current credit rating with the initial credit rating for each financial asset.

Qualitative criteria

For commercial loans to small and medium-sized enterprises, mortgage loans and installment loans to individuals (revolving consumer credit card loans and non-revolving consumer loans), if the borrower meets one or more of the following criteria:

•	In short-term forbearance.
•	Extension to the terms granted.

For global corporate and investment banking customers, debt instruments at amortized cost and debt instruments at fair value through other comprehensive income, if the borrower requires closer monitoring and a review of its credit rating and/or the financial asset meets one or more of the following criteria:

•	Significant debt instrument price variation.
•	Significant adverse changes in business, financial and/or economic conditions in which the borrower operates.
•	Actual or expected forbearance or restructuring.
•	Actual or expected significant adverse change in operating results of the borrower.
•	Significant change in collateral value which is expected to increase risk of default.
•	Early signs of cash flow/ liquidity problems.

The assessment of significant increase in credit risk incorporates forward-looking information and is performed on a monthly basis at a portfolio level for all retail financial assets held by the Bank. For non-retail financial assets, where a “Watchlist” is used to monitor credit risk, this assessment is performed at counterparty level on a periodic basis. The criteria used to identify the significant increase in credit risk are monitored and reviewed periodically for appropriateness by the Bank.

The Bank does not consider the low credit risk as an indicator that a financial asset has not increased significantly in risk since initial recognition.

Backstop criteria

A backstop is applied and the financial asset is considered to have experienced a significant increase in credit risk if the borrower is more than 30 days past due on its contractual payments.

Definition of default and credit-impaired financial assets

The Bank defines a financial asset as in default, when the financial asset is considered as credit-impaired. Credit-impaired loans include customers which are in financial difficulties and have been renegotiated.

Credit-impaired financial assets are classified as Stage 3 category according to IFRS 9.

The Bank applies the following criteria to classify financial assets as credit-impaired loans:

•	Commercial, financial and industrial loans

Loans with a single payment of principal and interest (non-amortizing loans), generally commercial loans for a short period of time, are considered impaired after 90 days of the maturity date.

Loans with a single payment of principal at maturity and with periodic interest payments (interest-only loans) are considered impaired after 90 days interest or principal become due.

Loans whose principal and interest payments have been agreed in periodic installments (amortizing loans) are considered impaired after 90 days an installment becomes due.

•	Mortgage loans

Mortgage loans are considered credit-impaired when a payment is past due more than 90 days.

•	Installment loans to individuals

Revolving consumer credit cards loans are considered credit-impaired when payment is not received after 90 days it becomes due.

Non-revolving consumer loans whose principal and interest payments have been agreed in periodic installments are considered impaired after 90 days an installment becomes due.

•	If the borrower is declared bankrupt in accordance with the Mexican Commercial Bankruptcy Law.

The Bank considers also as credit-impaired financial assets (loans), the sum of all transactions of a customer when the loan balances of the same customer categorized as credit-impaired (Stage 3) are equivalent to more than 20% of the total outstanding amounts of that customer.

Financial assets (loans) which are not credit-impaired due to default but for which there are reasonable doubts about their full repayment (principal and interest) according to its contractual terms are considered credit-impaired. This analysis includes, among others: customers in situations involving deterioration in their creditworthiness, such as negative equity, continued losses, general delay in payments, inadequate economic or financial structure and insufficient cash flows to settle debt or inability to obtain additional financing.

Credit-impaired loans, which are renegotiated will remain classified as Stage 3 category until there exists evidence of sustained payment. Sustained payment is considered as the payment by the borrower without payment delay for the total amount due and payable in terms of principal and interest during certain period of time.

A financial asset (loans) is considered to be no longer in default (i.e., to have been cured) when all the contractual payments have been settled, except for those cases in which the borrower is in long-term forbearance and the financial asset does not fulfill the criteria to be considered as credit-impaired. For these particular cases, a twelve month probation period is necessary in order to be considered as not in default.

Debt instruments are considered credit-impaired when a payment is past due more than 90 days.

Measuring expected credit losses

Measurement of expected credit losses requires the use of complex models and significant assumptions about future economic conditions and credit behavior (i.e., the likelihood of customers defaulting and the resulting credit losses) and also requires significant judgments that must be supported by past, present and future information, such as:

•	Determining criteria for significant increase in credit risk.
•	Choosing appropriate models and assumptions for the measurement of expected credit losses.
•	Making assumptions and estimates to incorporate relevant information about past events, current conditions and forecasts of macroeconomic conditions.
•	Determining the lifetime and point of initial recognition of revolving consumer credit card loans.
•	Establishing the number and relative weightings of forward-looking scenarios.
•	Establishing groups of similar financial assets for the purpose of measuring expected credit losses.

The methodology for the quantification of expected credit losses is based on an unbiased and weighted consideration of the occurrence of up to three possible future scenarios that could impact the collection of contractual cash flows, taking into account the time-value of money, all available information relevant to past events and current conditions and projections of macroeconomic factors, such as Gross Domestic Product (GDP), Consumer Price Index (CPI) or unemployment rate, deemed relevant to the measurement of expected credit losses.

Expected credit losses (ECL) are recognized for financial assets measured at amortized cost, financial assets measured at FVTOCI, financial guarantees and loan commitments. ECL are also recognized on the undrawn portion of revolving credit lines, which include credit card limits.

The ECL are measured on either a twelve-month or “Lifetime” basis depending on whether a significant increase in credit risk has occurred since initial recognition or whether a financial asset is considered to be credit-impaired.

Expected credit losses are the discounted product of the PD, EAD and LGD, defined as follows:

•

The PD is the probability of the counterparty failing to meet its principal and/or interest payment obligations. The PD has been defined as the probability that an operation accumulates more than 90 days past due or is deemed to be in default as per the criteria mentioned above, either over the next twelve months or over the remaining lifetime (Lifetime PD) of the obligation.

•	EAD is the amount of risk exposure at the date of default (more than 90 days of default) by the counterparty.
•

LGD is the loss arising in the event of default. It depends on the guarantees and collateral associated with the transaction. LGD is expressed as a percentage loss per unit of exposure at the time of default (EAD). LGD is calculated on a twelve-month or “Lifetime” basis, where twelve-month LGD is the percentage of loss expected to be incurred if the default occurs in the next twelve months and “Lifetime” LGD is the percentage of loss expected to be incurred if the default occurs over the remaining expected lifetime of the loan.

The ECL are determined by projecting the PD, LGD and EAD for each future year and for each loan. These three components are multiplied together and adjusted for the likelihood of survival (i.e., the exposure has not prepaid or defaulted in an earlier month). This effectively calculates the ECL for each future year, which is then discounted back to the reporting date and added. The discount rate used in the ECL calculation is the original effective interest rate of the exposure or an approximation thereof.

The “Lifetime PD” is developed by applying a maturity profile to the current twelve-month PD. The maturity profile looks at how defaults develop on a financial assets portfolio from the point of initial recognition throughout the lifetime of the financial assets. The maturity profile is based on historical observed data and is assumed to be the same across all financial assets within a portfolio. This is supported by historical analysis.

The twelve-month EAD and “Lifetime” EAD are determined based on the expected payment profile, which varies by financial asset type.

•

For amortizing products and bullet repayment loans, this is based on the contractual repayments owed by the borrower over a twelve-month or “Lifetime” basis. “Lifetime” EAD will also be adjusted for any expected overpayments made by a borrower. Early repayment/refinance assumptions are also incorporated into the “Lifetime” EAD calculation.

•

For revolving consumer loans, the EAD is predicted by taking current drawn balance and adding a “Credit Conversion Factor” (CCF) which allows for the expected drawdown of the remaining limit by the time of default. These assumptions vary by loan type and current limit utilization band, based on analysis of the Bank´s recent historical default data.

The twelve-month LGD and “Lifetime” LGD are determined based on the factors which impact the recoveries made post default. These vary by financial asset type.

•

For secured financial assets, this is primarily based on collateral type and projected collateral values, historical discounts to market/book values due to forced sales, time to repossession and recovery costs observed.

•

For unsecured financial assets, LGD is typically set by financial asset due to the limited differentiation in recoveries archived across different borrowers. The LGD is influenced by collection strategies, including contracted debt sales and price.

Forward-looking economic information is also included in determining the twelve-month PD, “Lifetime PD” and LGD. These assumptions vary by financial asset type.

The assumptions underlying the ECL calculation – such as how the maturity profile of the PD and how collateral values change – are monitored and reviewed on a monthly basis.

The Bank performs a periodic assessment to evaluate if the assumptions and methodology need to be updated.

The assessments performed during the year ended December 31, 2018 have not identified significant changes in facts and circumstances that would require updates on estimation techniques, significant assumptions or methodologies currently employed in the ECL calculation.

Expected life of the financial assets

For the purpose of estimating the expected life of the financial assets, all the contractual terms have been taken into account (i.e., prepayments, duration, purchase options, etc.), being the contractual period (including extension options) the maximum period considered to measure the expected credit losses. In the case of financial assets with an uncertain maturity period and a component of undrawn commitment (i.e., credit cards), expected life is estimated considering the period for which the Bank is exposed to credit risk and the effectiveness of credit risk practices to mitigate such exposure.

Forward-looking information incorporated in the expected credit losses models

The Bank already uses forward-looking information in internal administration and regulatory processes and has leveraged its experience in the management of such information, maintaining consistency with the information used in the other processes. The assessment of significant increase in credit risk and the calculation of ECL both incorporate forward-looking information.

The Bank has performed historical analysis and identifies the key macroeconomic and microeconomic variables impacting credit risk and expected credit losses for each financial assets portfolio.

The following represent the most significant factors that could substantially change the estimated ECL:

•	GDP growth rates, given their significant effect on borrowers’ performance.
•	Real estate housing prices, given their significant effect on mortgage collateral valuations.
•	Unemployment rate, given their significant effect on customers’ ability to meet contractual obligations.
•	CPI, given their overall relevance for entities’ performance, customers’ purchasing power and economic stability.

These macroeconomic variables and their associated impact on the PD and LGD vary by type of financial asset. Expert judgment has also been applied in this process. Forecasts of these macroeconomic variables (“base economic scenario”) are provided by the Bank´s economics area on a periodic basis and offer the best estimate view of the economy over the next three years. After three years, to project the macroeconomic variables out for the full remaining lifetime of each financial asset, a mean reversion approach has been used. With this approach, the projected macroeconomic variables in the long-term will have statistical patterns such as average rate (i.e., for unemployment) or a growth rate (i.e., GDP) over a period of two to five years.

The impact of these macroeconomic variables on the PD, EAD and LGD has been determined by performing statistical regression analysis to understand the impact changes in these variables have had historically on default rates and on the components of LGD and EAD.

In addition to the base economic scenario, the Bank´s economics area also provide other possible scenarios along with scenario weightings. The number of other scenarios used is set based on the analysis of each major financial asset type to ensure non-linearities are considered. The number of scenarios and their attributes are reassessed on a quarterly basis. On January 1, 2018, for all financial assets portfolios, the Bank concluded that three scenarios appropriately consider non-linearities. The scenario weightings are determined by a combination of statistical analysis and expert judgment, taking into account the range of possible outcomes each chosen scenarios is representative of. These weightings are presented for approval by the executive risk committee.

The assessment of significant increase in credit risk is performed using the “Lifetime PD” under each of the base, and the other two scenarios (“upside” and “downside”) multiplied by the associated scenario weighting, along with qualitative and backstop indicators. This determines whether the whole financial asset is in Stage 1, Stage 2 or Stage 3 and hence whether twelve-month ECL or “Lifetime” ECL should be recognized. Following this assessment, the Bank measures ECL as either a probability weighted twelve-month ECL (Stage 1) or a probability weighted “Lifetime” ECL (Stage 2 and Stage 3). These probability-weighted ECL are determined by running each scenario (“base”, “upside” and “downside”), through the relevant ECL model and multiplying it by the appropriate scenario weighting (as opposed to weighting the inputs).

As with any macroeconomic forecasts, the projection and likelihoods of occurrence are subject to a high degree of inherent uncertainty and therefore the actual outcomes may be significantly different to those projected. Moreover, applying expert judgment in measuring ECL requires the use of assumptions which are highly subjective and very sensitive to macroeconomic changes and credit conditions. The Bank considers these forecasts to represent its best estimate of the possible outcomes and has analyzed the non-linearities and asymmetries within the Bank´s different financial assets portfolios to establish that the chosen scenarios are appropriately representative of the range of possible scenarios.

The macroeconomic variable assumptions used for the ECL estimate as at January 1, 2018 and as at December 31, 2018 are set out below. The “base”, “upside” and “downside” scenarios were used for all financial assets portfolios, except for global corporates for which the Bank applies the same global macroeconomic scenarios as Banco Santander (Spain). Risk parameters, including a forward-looking add-ons for this portfolio are provided by the Banco Santander (Spain).

		December 31, 2018:
Variable	Scenario		December 2018	December 2019	December 2020	December 2021
	Base		2.20%	1.90%	1.70%	1.70%
GDP (% year over year)	Upside		2.20%	2.80%	2.90%	3.30%
	Downside		2.20%	(6.00)%	1.10%	1.50%
	Base		4.09%	3.61%	3.50%	3.50%
CPI (% year over year)	Upside		4.09%	3.13%	2.89%	3.03%
	Downside		4.09%	9.80%	8.50%	7.30%
	Base		3.40%	3.49%	3.56%	3.66%
Unemployment rate (% active population)	Upside		3.40%	3.07%	3.05%	3.03%
	Downside		3.40%	8.50%	6.10%	5.40%
	Base		19.05	18.70	19.05	19.35
MXN/USD (end of period)	Upside		18.80	17.79	18.16	18.51
	Downside		19.05	25.49	25.13	25.90
	Base		7.10%	6.60%	6.20%	6.00%
Real estate: housing prices (% year over year)	Upside		7.10%	6.60%	6.20%	6.00%
	Downside		7.10%	(2.70)%	0.47%	1.90%

		January 1, 2018:
Variable	Scenario		December 2018	December 2019	December 2020	December 2021
	Base		2.30%	2.50%	2.50%	2.40%
GDP (% year over year)	Upside		2.50%	3.05%	3.00%	3.30%
	Downside		(6.90)%	1.10%	1.30%	1.80%
	Base		3.96%	3.61%	3.39%	3.25%
CPI (% year over year)	Upside		3.03%	3.10%	3.09%	3.05%
	Downside		7.49%	6.34%	4.30%	4.35%
	Base		3.19%	3.18%	3.21%	3.18%
Unemployment rate (% active population)	Upside		2.90%	2.89%	3.07%	3.05%
	Downside		8.50%	6.60%	5.70%	4.80%
	Base		18.09	18.68	19.02	19.34
MXN/USD (end of period)	Upside		18.01	18.28	18.23	18.63
	Downside		26.36	25.63	26.39	26.55
	Base		6.11%	5.63%	5.24%	5.03%
Real estate: housing prices (% year over year)	Upside		7.28%	8.17%	6.74%	7.48%
	Downside		(4.90)%	0.13%	1.60%	2.90%

The weightings assigned to each macroeconomic scenario at January 1, 2018 and at December 31, 2018 were as follows:

December 31, 2018
Scenario	Weighting

Base	55.0%
Upside	10.0%
Downside	35.0%

January 1, 2018
Scenario	Weighting

Base	60.0%
Upside	10.0%
Downside	30.0%

Sensitivity analysis

The ECL recognized in the consolidated balance sheet as of December 31, 2018 reflect the effect on expected credit losses of a range of possible outcomes, calculated on a probability-weighted basis, according to the scenarios described above. Many of the factors and assumptions used to calculate ECL have a high degree of interdependency and there is not a single factor or assumption to which ECL, as a whole, are sensitive. The ECL determined by using the “base” scenario, which is used to calculate an unbiased expected credit loss, provides an indication of the overall sensitivity of ECL to different macroeconomic assumptions.

Set out below are the changes to the ECL as of December 31, 2018 that would result from reasonably possible changes in the weightings from the actual assumptions used in the Bank’s macroeconomic scenarios, considering a weightings of 100% for the most favorable scenario and a weighting of 100% for the least favorable scenario:

	Most Favorable	Least Favorable
	Scenario	Scenario

Retail loan portfolios	(12.7)%	8.9%
Non-retail loan portfolios	(3.2)%	4.9%

Modification of loans and advances to customers

The Bank sometimes renegotiates or otherwise modifies the contractual cash flows of loans and advances to customers. When this happens, the Bank assesses whether or not the new terms are substantially different to the original terms. The Bank does this by considering, among others, the following factors:

•	When the borrower is in financial difficulty, whether the modification merely reduces the contractual cash flows to amounts the borrower is expected to be able to pay.
•	Whether any substantial new terms are introduced that affects the risk profile of the loan.
•	Significant extension of the loan term when the borrower is not in financial difficulty.
•	Significant change in the interest rate.
•	Change in the currency the loan is denominated in.
•	Insertion of collateral, other security or credit enhancement that significantly affect the credit risk associated with the loan.

If the terms are substantially different, the Bank derecognizes the original financial asset and recognizes a “new” financial asset at fair value and recalculates a new effective interest rate for the financial asset. The date of renegotiation is consequently considered to be the date of initial recognition of the “new” financial asset for impairment calculation purposes, including the determination whether a significant increase in credit risk has occurred.

If the terms are not substantially different, the renegotiation or modification does not result in derecognition and the Bank recalculates the gross carrying amount based on the revised cash flows of the financial asset discounted at the financial asset’s original effective interest rate (or credit-adjusted effective interest rate for POCI) and recognizes a modification gain or loss in profit or loss in the consolidated income statement.

IFRS 9 did not have material effects on loans that were renegotiated or modified as of December 31, 2017 on the Bank’s consolidated financial statements.

Written-off loans

The entire loan balance relating to credit-impaired financial assets continue to be recognized on the consolidated balance sheet, for their full amounts, until the recovery of any recognized amount is considered to be unlikely. The recovery of a loan is considered to be unlikely when there is a significant and irreversible deterioration of the borrower’s overall financial condition, resources, value of any guarantees and payment record which would lead a borrower to bankruptcy.

When the recovery of a loan is considered to be unlikely, it is written-off together with the corresponding allowance for impairment losses from the consolidated balance sheet without prejudice to any actions that the Bank may initiate to seek collection until their contractual rights are extinguished due to the expiration of the statute-of-limitations period, forgiveness or any other cause.

Loans and the related allowance for impairment losses are normally written-off considering the following:

•

Commercial, financial and industrial loans are evaluated on a case-by-case basis; as such, write-off will only take place after considering all relevant information such as the occurrence of a significant change in the borrower’s financial position, guarantees and collaterals and payment records. Within this portfolio, small and medium-sized enterprises loans and revolving small and medium-sized enterprises loans are written-off when the loans become 181 and 151 days past due, respectively.

•	Mortgage loans are written-off when they have been past due for 36 months.
•

For installment loans to individuals, any portion of the balance that the Bank does not expect to collect is generally written-off at 151 days past due for revolving consumer credit card loans and 181 days past due for other non-revolving consumer loans.

In the event of bankruptcy or similar proceedings, write-off may occur earlier than at the periods stated above. Collections procedures may continue after write-off.

Up to December 31, 2017, the Bank applied an incurred loss methodology under IAS 39 for determining the allowance for impairment losses, which also sought to identify the amount of incurred losses as of the consolidated balance sheet date of loans and receivables that had not yet been reported as impaired, but that the Bank estimated based on its past history or other quantitative factors that the loss event had already occurred. As part of this methodology, Management also considered qualitative factors that are probable to cause estimated credit losses associated with the Bank’s loan portfolio to differ from historical loss experience, such as changes in GDP, unemployment rate, housing prices, interest rates, IPC, etc., in order to adjust this historical loss experience to reflect current economic and market conditions as of the date of the consolidated financial statements.

The Bank estimated probable losses for off-balance sheet risk related to unfunded lending commitments such as available credit on lines of credit, credit cards and non-revolving consumer loans. The process to determine the provisions for off-balance sheet risk was similar to the methodology used for allowance for impairment losses for loans and receivables as described above.

h)   Change in accounting estimates and accounting policies

Initial adoption of IFRS 9

The Bank has adopted IFRS 9 as issued by the IASB in July 2014 with a date of transition of January 1, 2018, which resulted in changes in accounting policies for recognition, classification and measurement of financial assets and financial liabilities and impairment of financial assets and adjustments to the amounts previously recognized in the consolidated financial statements.

As permitted by the transitional provisions of IFRS 9, the Bank elected not to restate comparative figures. As a result, some disclosures presented for certain financial assets are not comparable because their classification may have changed from IAS 39 to IFRS 9. This means that some IFRS 9 disclosures are not directly comparable and some disclosures that relate to information presented on an IAS 39 basis are no longer relevant in the current period. Any adjustments to the carrying amounts of financial assets and liabilities at the date of transition were recognized in the opening balance of Accumulated reserves of the current period. The Bank has also elected to continue to apply the hedge accounting requirements of IAS 39 on adoption of IFRS 9. Consequently, the amendments to IFRS 7 have also only been applied to the current period.

Set out below are the disclosures relating to the impact of the adoption of IFRS 9 on the Bank. Further details of the specific IFRS 9 accounting policies applied in the current period (as well as the previous IAS 39 accounting policies applied in the comparative period) are described in more detail in Notes 2.b and 2.c.

Impact on the consolidated financial statements

The adjustments recognized for each individual line item of the consolidated balance sheet are as follows:

	December 31, 2017 as originally presented	Adjustments on initial adoption of IFRS 9	January 1, 2018 restated	Measurement category under IFRS 9

Financial assets
Available-for-sale financial assets	165,742	(165,742)	—
Financial assets at fair value through other comprehensive income (FVTOCI)	—	92,611	92,611	FVTOCI
Loans and receivables	679,300	(679,300)	—
Financial assets at amortized cost	—	751,448	751,448	Amortized cost

Tax assets
Deferred	16,600	286	16,886

Provisions
Provisions for off-balance sheet risk	1,032	(32)	1,000

Shareholders' equity
Accumulated reserves	72,838	(2,279)	70,559

Valuation adjustments
Available-for-sale financial assets	(1,533)	1,533	—
Financial assets at fair value through other comprehensive income (FVTOCI)		81	81

The total impact on Accumulated reserves as of January 1, 2018 is as follows:

Accumulated reserves

Balance as of December 31, 2017	72,838

Increase in allowance for impairment losses and provisions for off-balance sheet risk	(3,238)
Increase in allowance for impairment losses for debt instruments at FVTOCI	(18)
Increase in deferred tax assets relating to allowance for impairment losses and provisions for off-balance sheet risk	977

Adjustments to Accumulated reserves from adoption of IFRS 9 as of January 1, 2018	(2,279)

Balance as of January 1, 2018	70,559

i)Classification and measurement

On January 1, 2018, the Bank’s Management has assessed which business model apply to the financial assets held by the Bank and has classified its financial instruments into the appropriate IFRS 9 categories. The main effects resulting from its classification are as follows:

		Available-for-sale financial assets	Loans and receivables	FVTOCI	Amortized cost

Balance as of December 31, 2017		165,742	679,300	—	—

Reclassification of debt instruments from Available-for-sale to Amortized cost	(a)	(73,131)	—	—	73,131
Remeasurement of debt instruments reclassified to Amortized cost	(a)	—	—	—	2,287
Reclassification of equity instruments from Available-for-sale to FVTOCI	(b)	(795)	—	795	—
Reclassification of debt instruments from Available-for-sale to FVTOCI	(c)	(91,816)	—	91,816	—
Reclassification of debt instruments from Loans and receivables to Amortized cost	(d)	—	(10,758)	—	10,758
Reclassification of Loans and advances to customers and credit institutions from Loans and receivables to Amortized cost	(e)	—	(668,542)	—	668,542
Allowance for impairment losses	(e)	—	—	—	(3,270)

Balance as of January 1, 2018		—	—	92,611	751,448

The impact of these changes on Total equity is as follows:

		Valuation adjustments: Available-for-sale financial assets	Valuation adjustments: Financial assets at FVTOCI	Accumulated reserves

Balance as of December 31, 2017		(1,533)	—	72,838

Reclassifications of debt instruments from Available-for-sale to Amortized cost (*)	(a)	1,601	—	—
Reclassifications of equity instruments from Available-for-sale to FVTOCI (*)	(b)	28	(28)	—
Reclassifications of debt instruments from Available-for-sale to FVTOCI (*)	(c)	(109)	109	—
Allowance for impairment losses for debt instruments at FVTOCI	(c)	18	—	(18)
Allowance for impairment losses	(e)	—	—	(3,270)
Provisions for off-balance sheet risk		—	—	32
Income tax		(5)	—	977

Balance as of January 1, 2018		—	81	70,559

(*) These amounts are presented net of income tax.

a)Reclassification of debt instruments from Available-for-sale financial assets to Financial assets at amortized cost.

Certain debt instruments were reclassified from Available-for-sale financial assets to Financial assets at amortized cost. Such debt instruments amount to 75,418 million pesos (amortized cost) as of January 1, 2018. The impact of the reclassification is an increase in Shareholders’ equity that amounts to 2,287 million pesos (1,601 million pesos, net of income tax) related to the valuation adjustment of those debt instruments recognized as of December 31, 2017. The valuation adjustment that would have been recognized in other comprehensive income as of December 31, 2018 if the aforementioned debt instruments had not been reclassified to Financial assets at amortized cost is a decrease of 1,326 million pesos (928 million pesos, net of income tax).

b)Reclassification of equity instruments from Available-for-sale financial assets to Financial assets at FVTOCI

The Bank has irrevocably elected to present in other comprehensive income changes in the fair value of all its equity instruments previously classified as Available-for-sale financial assets, because these equity instruments are held as long-term strategic investments that are not expected to be sold in the short to medium term.  Accordingly, equity instruments with a fair value of 795 million pesos were reclassified from Available-for-sale financial assets to Financial assets at FVTOCI on January 1, 2018.

c)Reclassification of debt instruments from Available-for-sale financial assets to Financial assets at FVTOCI and recognition of an allowance for impairment losses for debt instruments at FVTOCI

Debt instruments with a fair value of 91,816 million pesos were reclassified from Available-for-sale financial assets to Financial assets at FVTOCI on January 1, 2018.

As of January 1, 2018, it was recognized in other comprehensive income an allowance for impairment losses for debt instruments at FVTOCI of 18 million pesos (13 million pesos, net of income tax) with a corresponding charge to Accumulated reserves.

d)Reclassification of debt instruments from Loans and receivables to Financial assets at amortized cost

Debt instruments with a carrying value of 10,758 million pesos were reclassified from Loans and receivables to Financial assets at amortized cost on January 1, 2018.

e)Reclassification of Loans and advances to customers and credit institutions from Loans and receivables to Financial assets at amortized cost and recognition of the allowance for impairment losses for Loans and advances to customers at amortized cost

Loans and advances to customers and credit institutions for an amount of 668,542 million pesos (carrying value) were reclassified from Loans and receivables to Financial assets at amortized cost on January 1, 2018.

As of January 1, 2018, it was recognized an increase of 3,270 million pesos in the allowance for impairment losses for Loans and advances to customers at amortized cost with a corresponding charge to Accumulated reserves.

ii)Impairment of financial assets

The reconciliation of the allowance for impairment losses and of the provisions for off-balance sheet risk measured in accordance with the IAS 39 incurred loss model and the allowance for impairment losses and the provisions for off-balance sheet risk measured in accordance with the IFRS 9 expected loss model as of January 1, 2018, is as follows:

	December 31, 2017	Remeasurements	January 1, 2018

Loans and advances to customers	16,929	3,270	20,199
Loans and advances to credit institutions	—	—	—
Debt instruments	—	18	18
Contingent commitments:
Available lines of credit cards and non-revolving consumer loans	838	4	842
Guarantees and loan commitments of commercial and public sector loans	194	(36)	158

Total	17,961	3,256	21,217

As of January 1, 2018, there was no material impact on the allowance for impairment losses of Other assets from the initial adoption of IFRS 9.

iii)Coverage ratio

As of January 1, 2018, the coverage ratio of the Bank (defined as the allowance for impairment losses divided by Loans and advances to customers at amortized cost) by stage was as follows:

	As of January 1, 2018
Loans and advances to customers	Stage 1	Stage 2	Stage 3	Total

Carrying amount	583,871	24,346	18,132	626,349
Allowance for impairment losses	7,456	4,780	7,963	20,199
Coverage ratio	1.28%	19.63%	43.92%	3.22%

Useful lives for automated teller machines

During 2016, the Bank revised its estimates for useful lives of automated teller machines (ATM) recognized within Tangible Assets in the consolidated balance sheet. The review performed by the Bank was based on the acquired observable experience and the economic benefits obtained by the use of ATM. The Bank determined that the period over which ATM is expected to be available for use and to generate economic benefits is 8 years instead of 4 years.

The change in the aforementioned accounting estimates did not have a material impact on Tangible assets as of December 31, 2016 and in the Profit for the year then ended. However, the change in the useful lives of ATM resulted in a decrease of 49 million pesos in the depreciation charge recognized in the consolidated income statement of 2016.

Management considered that it was impracticable to estimate the effect on forthcoming periods of this change in accounting estimates due to the fact that the Bank could not reliably determine the number of ATM that would be acquired.

i)    Repurchase agreements and Reverse repurchase agreements

Purchases of financial instruments under a non-optional resale agreement are measured at fair value and recognized as assets in the consolidated balance sheet under Loans and advances to credit institutions – Reverse repurchase agreements or Loans and advances to customers – Reverse repurchase agreements.

The excess of the purchase prices over the resale prices are recognized as interest income over the contract term.

Sales of financial instruments under a non-optional repurchase agreement are measured at fair value and recognized as liabilities in the consolidated balance sheet under Deposits from the Central Bank – Repurchase agreements, Deposits from credit institutions – Repurchase agreements or Customer deposits – Repurchase agreements.

The excess of the sales prices over the repurchase prices are recognized as interest expense over the contract term.

Repurchase agreements are designated as financial instruments at FVTPL when this designation eliminates or significantly reduces an accounting mismatch or when they are managed and its performance is evaluated on a fair value basis.

j)    Non-current assets held for sale and liabilities associated with non-current assets held for sale

Non-current assets held for sale include the carrying amount of individual items, disposal groups or items forming part of a business unit earmarked for disposal (discontinued operations). Therefore, the carrying amount of these items, which may or may not be of a financial nature, will likely be recovered through the proceeds from their disposal.

Specifically, property or other non-current assets (foreclosed assets) received by the Bank as total or partial settlement of their debtors’ payment obligations to them are deemed to be non-current assets held for sale, unless the Bank has decided to make continuing use of these assets.

Liabilities associated with non-current assets held for sale include the balances payable arising from the assets held for sale or disposal groups and from discontinued operations.

Non-current assets held for sale are measured at the lower of fair value less costs to sell and their carrying amount at the date of classification in this category. Non-current assets held for sale are not depreciated as long as they remain in this category.

Impairment losses on an asset or disposal group arising from a reduction in its carrying amount to its fair value (less costs to sell) are recognized under Gains/(losses) on disposal of non-current assets held for sale not classified as discontinued operations (net) in the consolidated income statement. The gains on a non-current asset held for sale resulting from subsequent increases in fair value (less costs to sell) increase its carrying amount and are recognized in the consolidated income statement up to an amount equal to the impairment losses previously recognized.

k)   Tangible assets

Tangible assets include the amount of buildings, land, furniture, vehicles, computer hardware and other fixtures owned by the Bank or acquired under finance leases.

Property, plant and equipment for own use

Property, plant and equipment for own use are presented at acquisition cost, less the related accumulated depreciation and any estimated impairment losses (excess of carrying amount over the recoverable amount).

Depreciation is calculated using the straight-line method on the basis of the acquisition cost of the assets less their residual value. The land on which the buildings and other structures stand has an indefinite life and therefore is not depreciated.

The period tangible asset depreciation charge is recognized in the consolidated income statement and is calculated using the following depreciation rates (based on the average years of estimated useful life of the various assets):

Average Annual
Rate

Buildings for own use	2% to 5%
Furniture and vehicles	10% to 20%
Information Technology (IT) equipment and fixtures	25%
Others	5% to 20%

The Bank assesses at the reporting date whether there is any indication that a tangible asset may be impaired (i.e., its carrying amount exceeds its recoverable amount). If this is the case, the carrying amount of the tangible asset is reduced to its recoverable amount and future depreciation charges are adjusted in proportion to the revised carrying amount and to the new remaining useful life (if the useful life has to be re-estimated).

Similarly, if there is an indication of a recovery in the value of a tangible asset, the Bank recognizes the reversal of the impairment loss recognized in prior periods and adjusts the future depreciation charges accordingly. In no circumstances may the reversal of an impairment loss on a tangible asset raise its carrying amount above that which it would have if no impairment losses had been recognized in prior years.

The estimated useful lives of the items of property, plant and equipment for own use are reviewed at least at the end of the reporting period to identify significant changes therein. If changes are identified, the useful lives of the tangible assets are adjusted by correcting the depreciation charge to be recognized in the consolidated income statement in future years on the basis of the new useful lives.

Upkeep and maintenance expenses relating to property, plant and equipment for own use are recognized as an expense in the period in which they are incurred, since they do not increase the useful lives of the assets.

l)    Accounting for leases

Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.

i.    Operating leases

In operating leases, ownership of the leased asset and substantially all the risks and rewards incidental thereto remain with the lessor.

When the Bank acts as the lessor, the acquisition cost of the leased assets is presented under Tangible assets in the consolidated balance sheet. The depreciation policy for these assets is consistent with that for similar items of property, plant and equipment for own use, and income from operating leases is recognized on a straight-line basis over the term of the lease under Other operating income in the consolidated income statement. Initial direct costs incurred in negotiating and arranging an operating lease are added to the carrying amount of the leased asset and recognized on a straight-line basis over the lease term.

When the Bank acts as the lessee, the lease expenses, including any incentives granted by the lessor, are charged on a straight-line basis over the lease term to Other general administrative expenses in the consolidated income statement.

In the event that lease incentives are received to enter into operating leases, such incentives are recognized as a liability. The aggregate benefit of incentives is recognized as a reduction of rental expense on a straight-line basis.

ii.   Sale and leaseback transactions

In sale and leaseback transactions, where the sale is at fair value and the leaseback is an operating lease, any profit or loss is recognized at the time of sale. In the case of finance leasebacks, any profit or loss is amortized over the lease term.

In accordance with IAS 17, in determining whether a sale and leaseback transaction results in an operating lease or finance lease, the Bank analyzes, among other things, whether at the inception of the lease there are purchase options whose terms and conditions make it reasonably certain that they will be exercised, and to whom the gains or losses from the fluctuations in the fair value of the residual value of the related asset will accrue.

m)  Intangible assets

Intangible assets are identifiable non-monetary assets (separable from other assets) without physical substance which arise as a result of a legal transaction or which are developed internally by the Bank. Only assets whose cost can be estimated reliably and from which the Bank considers it probable that future economic benefits will be generated are recognized.

Intangible assets are recognized initially at acquisition or development cost and are subsequently measured at cost less any accumulated amortization and any accumulated impairment losses.

i.    Goodwill

Any excess of the cost of the investments made by the Bank over the corresponding underlying carrying amounts acquired, adjusted at the acquisition date, is allocated as follows:

If it is attributable to specific and identifiable assets and liabilities of the subsidiaries acquired, by increasing the value of the assets (or reducing the value of the liabilities) whose fair values were higher (lower) than the carrying amounts at which they had been recognized in the acquired subsidiaries’ balance sheets.

If it is attributable to specific intangible assets, by recognizing such intangible assets in the consolidated balance sheet provided that the fair value of these assets within twelve months following the date of acquisition can be measured reliably.

The remaining amount is recognized as goodwill, which is allocated to one or more CGUs. A CGU is the smallest identifiable group of assets that, as a result of continuing operation, generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets.

Goodwill is only recognized when it has been acquired for a consideration and represents, therefore, a payment made by the acquirer in anticipation of future economic benefits from assets of the acquired subsidiary that are not capable of being individually identified and separately recognized.

At the end of each reporting period, or whenever there is any indication of impairment, goodwill is reviewed for impairment (i.e., a reduction in its recoverable amount to below its carrying amount) and if there is any impairment, the goodwill is written down with a charge to Impairment losses on other assets (net) - Goodwill and other intangible assets in the consolidated income statement.

For the purposes of the impairment analysis, goodwill is allocated to one or more CGUs expected to benefit from the synergies arising from business combinations. The CGUs represent the Bank’s smallest identifiable asset groups that generate cash flows for the Bank and that are largely independent of the flows generated from other assets or groups of assets. Each CGU or CGUs to which goodwill is allocated:

is the lowest level at which the entity manages goodwill internally; and

is not larger than an operating segment.

The CGUs to which goodwill has been allocated are tested for impairment by including the allocated goodwill in their carrying amount. This analysis is performed at least annually as of December 31 and more frequently in cases where indicators of impairment are noted by Management.

For the purpose of determining the impairment of a CGU to which a part of goodwill has been allocated, the carrying amount of that unit is compared with its recoverable amount.

The recoverable amount of a CGU is equal to the higher of the fair value less costs to sell and its value in use. Value in use is calculated as the discounted value of the cash flow projections that the Bank estimates and is based on the latest budgets approved for the next five years. The principal hypotheses are a sustainable growth rate to extrapolate the cash flows indefinitely, and the discount rate used to discount the cash flows is equal to the weighted cost of capital assigned to each CGU.

If the carrying amount of the CGU exceeds the related recoverable amount, the Bank recognizes an impairment loss; the resulting loss is apportioned by reducing, first, the carrying amount of the goodwill allocated to that CGU and, second, if there are still impairment losses remaining to be recognized, the carrying amount of the rest of the assets. This is done by allocating the remaining loss in proportion to the carrying amount of each of the assets in the unit. No impairment of goodwill attributable to the minority interests may be recognized.

Impairment losses on goodwill are recognized under Impairment losses on other assets (net) - Goodwill and other intangible assets in the consolidated income statement.

An impairment loss recognized for goodwill is not reversed in a subsequent period.

ii.   Other intangible assets

Other intangible assets include the amount of identifiable intangible assets (such as computer software).

Other intangible assets can have an indefinite useful life when, based on an analysis of all the relevant factors, it is concluded that there is no foreseeable limit to the period over which the asset is expected to generate net cash inflows for the Bank - or a finite useful life, in all other cases.

Intangible assets with indefinite useful lives acquired separately are not amortized and are carried at cost less accumulated impairment losses. At the end of each reporting period or whenever there is any indication of impairment, the Bank reviews the remaining useful lives of the assets in order to determine whether they continue to be indefinite and, if this is not the case, to take the appropriate steps.

Intangible assets with finite useful lives that are acquired separately are carried at cost less accumulated amortization and accumulated impairment losses. Amortization is recognized on a straight-line basis over their estimated useful lives. The estimated useful lives are reviewed at the end of each reporting period, with the effect of any changes in estimate being accounted for on a prospective basis. The intangible asset amortization charge is recognized under Depreciation and amortization in the consolidated income statement.

Intangible assets acquired in a business combination and recognized separately from goodwill are initially recognized at their fair value at the acquisition date (which is regarded as their cost). Subsequent to initial recognition, intangible assets acquired in a business combination are reported at cost less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.

An intangible asset is derecognized on disposal, or when no future economic benefits are expected from use or disposal. Gains or losses arising from derecognition of an intangible asset, measured as the difference between the net disposal proceeds and the carrying amount of the asset, are recognized in the consolidated income statement when the asset is derecognized.

Impairment charges are included in Impairment losses on other assets (net) – Goodwill and other intangible assets in the consolidated income statement. The criteria used to recognize the impairment losses on these assets and, where applicable, the reversal of impairment losses recognized in prior years, are similar to those used for tangible assets (see Note 2.k).

n)   Provisions and contingent assets and liabilities

When preparing the consolidated financial statements of the Bank, Management distinguishes between:

Provisions: credit balances covering present obligations at the reporting date arising from past events which could give rise to a loss for the Bank, which is considered to be more likely than not to occur and certain as to its nature but uncertain as to its amount and/or timing.

Contingent liabilities: possible obligations that arise from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more future events not wholly within the control of the Bank. They include the present obligations of the Bank when it is not probable that an outflow of resources embodying economic benefits will be required to settle them.

Contingent assets: possible assets that arise from past events and whose existence is conditional on, and will be confirmed only by, the occurrence or non-occurrence of events beyond the control of the Bank. Contingent assets are not recognized in the consolidated balance sheet or in the consolidated income statement, but rather are disclosed in the notes to the consolidated financial statements, provided that it is probable that these assets will give rise to an increase in resources embodying economic benefits.

Provisions

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. When a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows (when the effect of the time value of money is material).

When some or all of the economic benefits required to settle a provision are expected to be recovered from a third party, a receivable is recognized as an asset if it is virtually certain that reimbursement will be received and the amount of the receivable can be measured reliably.

The Bank’s consolidated financial statements include all the material provisions with respect to which it is considered that it is more likely than not that the obligation will have to be settled. In accordance with IFRS, contingent liabilities must not be recognized in the consolidated financial statements, but must rather be disclosed in the notes to the consolidated financial statements.

Provisions are reviewed and adjusted at the end of each year. Provisions are also used to cater for the specific obligations for which they were originally recognized. Provisions are fully or partially reversed when such obligations cease to exist or are reduced.

Provisions are classified according to the obligations covered as follows:

Provisions for pensions and similar obligations: includes the amount of all the provisions made to cover post-employment benefits, including obligations to pre-retirees and similar obligations.

Provisions for tax and legal matters: include the amount of the provisions recognized to cover tax and legal obligations.

Provisions for off-balance sheet risk: include the amount of the provisions made to cover obligations arising as the result of those transactions in which the Bank guarantees the obligations of a third party arising as a result of financial guarantees granted or other contracts and unfunded lending commitments such as letters of credit, financial guarantees and available lines of credit cards and non-revolving consumer loans, which are irrevocable commitments that may give rise to the recognition of financial assets.

Other provisions: include the amount of other provisions recognized by the Bank (see Note 23).

o)   Litigation and/or claims in process

At the end of 2017 and 2018, certain litigation and claims were in process against the Bank arising from the ordinary course of their operations (see Note 23).

p)   Share-based payments

For share-based payment transactions, the goods or services received are measured as an equity-settled share-based payment transaction when the awards granted are the Bank’s own equity instruments. In all other circumstances, the goods or services received by the Bank are measured as a cash-settled share-based payment transaction.

Equity-settled shared-based payments to employees and others providing similar services are measured at the fair value of the equity instruments at the grant date. The fair value determined at the grant date of the equity-settled shared-based payments is expensed on a straight-line basis over the vesting period, based on the Bank’s estimate of equity instruments that will eventually vest, with a corresponding increase in consolidated equity. At the end of each reporting period, the Bank revises its estimate of the number of equity instruments expected to vest. The impact of the revision of the original estimates, if any, is recognized in the consolidated income statement such that the cumulative expense reflects the revised estimate, with a corresponding adjustment to Accumulated reserves in consolidated equity.

For cash-settled share-based payments to employees and others providing similar services, the services acquired and the liability incurred are measured at the fair value of the liability. The fair value determined at the grant date of the cash-settled share-based payments is expensed on a straight-line basis over the vesting period, based on the Bank’s estimate of equity instruments that will eventually vest, with a corresponding increase in liability. At the end of each reporting period, the Bank revises its estimate of the number of equity instruments expected to vest. Until the liability is settled, the fair value of the liability is remeasured at the end of each reporting period and at the date of settlement, with any changes in fair value recognized in the consolidated income statement for the year. The services received and the liability to pay for those services are recognized as the employees render service.

Share-based payments are discussed in Note 41.b, 41.c and 41.d.

q)   Recognition of income and expenses

The most significant criteria used by the Bank to recognize its income and expenses are summarized as follows:

i.    Interest income, interest expenses and similar items

Interest income, interest expenses and similar items are generally recognized on an accrual basis using the effective interest method. Dividends received from other companies are recognized as income when the Bank’s right to receive them arises.

ii.   Fee and commission income and expenses

Fee and commission income and expenses are recognized in the consolidated income statement using criteria that vary according to their nature. The main criteria are as follows:

-	Fee and commission income and expenses relating to financial assets and financial liabilities measured at FVTPL are recognized when received or paid.
-	Those arising from transactions or services that are performed over a period of time are recognized over the life of these transactions or services.
-	Those relating to services provided in a single act are recognized when the single act is carried out.

iii.   Non-finance income and expenses

These are recognized for accounting purposes on an accrual basis.

iv.   Deferred collections and payments

These are recognized for accounting purposes at the amount resulting from discounting the expected cash flows at market rates.

v.   Loan arrangement fees

Loan arrangement fees that are an integral part of the effective interest rate of a financial instrument, mainly loan origination fees, are accrued and recognized in income over the term of the loan as a part of the effective interest method.

r)    Financial guarantees

Financial guarantees are defined as contracts whereby an entity undertakes to make specific payments on behalf of a third party if the latter fails to do so, irrespective of the various legal forms they may have, such as guarantees, insurance policies or credit derivatives.

When the Bank purchases a financial guarantee contract in respect of a financial asset and pays the cost of the guarantee at inception of the guarantee, considers the following:

-

If the financial guarantee is an integral part of the guaranteed financial asset, it is treated as an adjustment to the effective interest rate of the guaranteed financial asset as a transaction cost, unless the financial asset is measured at FVTPL, and include the expected cash flows from the financial guarantee when measuring the ECL of the guaranteed financial asset.

-

If the financial guarantee is not an integral part of the guaranteed financial asset, the cost is recognized as a separate pre-payment asset, and it is amortized over the shorter of the life of the guarantee and the expected life of the guaranteed financial asset. The pre-payment asset is tested for impairment under IAS 36. The expected cash flows from the financial guarantee are not included in the measurement of the ECL of the guaranteed financial asset and a separate reimbursement asset is recognized in the consolidated balance sheet in accordance with IAS 37.

When the Bank provides financial guarantees, these are initially recognized on the liability side of the consolidated balance sheet at fair value, which is generally the present value of the fees, commissions and interest receivable from these contracts over the term thereof.

Financial guarantee contracts issued by the Bank and, if not designated as at FVTPL, are subsequently measured at the higher of:

•the amount of the obligation under the contract, as determined in accordance with IAS 37; and

•the amount initially recognized less, where appropriate, cumulative amortization recognized in accordance with the revenue recognition policies.

Financial guarantees provided by the Bank, regardless of the guarantor, instrumentation or other circumstances, are reviewed periodically to determine the credit risk to which they are exposed and, if appropriate, to consider whether a provision is required. The credit risk is determined by application of criteria similar to those established for quantifying impairment losses on financial assets carried at amortized cost (described in Note 2.g above).

s)   Loan commitments

Loan commitments granted by the Bank are subject to the impairment requirements of IFRS 9 and are accounted for as off-balance sheet risk in memorandum accounts.

The provisions made for these transactions are recognized under Provisions for off-balance sheet risk in the consolidated balance sheet (see Note 23). These provisions are recognized and reversed with a charge or credit, respectively, to Provisions (net) in the consolidated income statement.

If a specific provision is required for financial guarantees, the related unearned commissions recognized under Financial liabilities at amortized cost - Other financial liabilities in the consolidated balance sheet are reclassified to the appropriate provision.

t)   Post-employment benefits

The Bank’s post-employment obligations to its employees are deemed to be defined contribution plans when the Bank makes pre-determined contributions to a separate entity and will have no legal or effective obligation to make further contributions if the separate entity cannot pay the employee benefits relating to the service rendered in the current and prior periods. Post-employment obligations that do not meet the aforementioned conditions are classified as defined benefit plans (see Note 23.c).

Defined contribution plans

The contributions made in each year related to defined contribution plans are recognized under Personnel expenses in the consolidated income statement. The amounts not yet contributed at each year-end are recognized under Provisions - Provision for pensions and similar obligations on the liability side of the consolidated balance sheet.

Defined benefit plans

The Bank recognizes under Provisions - Provision for pensions and similar obligations on the liability side of the consolidated balance sheet (or under Other assets on the asset side, as appropriate) the present value of its defined benefit post-employment obligations, net of the fair value of the plan assets.

Plan assets are defined as those that will be directly used to settle obligations and that meet the following conditions:

They are not owned by the Bank, but by a legally separate entity that is not a party related to the Bank.

They are only available to pay or fund post-employment benefits and they cannot be returned to the Bank unless the assets remaining in the plan are sufficient to meet all the benefit obligations of the plan and of the Bank to current and former employees, or they are returned to reimburse employee benefits already paid by the Bank.

Post-employment benefits are recognized as follows:

Service cost is recognized in the consolidated income statement and includes the following items:

Current service cost, i.e., the increase in the present value of the obligations resulting from employee service in the current period, is recognized under Personnel expenses.

The past service cost, which arises from changes to existing post-employment benefits or from the introduction of new benefits and includes the cost of reductions, is recognized under Provisions (net).

Any gain or loss arising from plan settlements is recognized under Provisions (net).

Net interest on the net defined benefit liability (asset), i.e., the change during the period in the net defined benefit liability (asset) that arises from the passage of time, is recognized under Interest expense and similar charges (Interest and similar income if it constitutes income) in the consolidated income statement.

The remeasurement of defined benefit obligation is recognized in the consolidated other comprehensive income and includes:

Actuarial gains and losses generated in the year, arising from the differences between the previous actuarial assumptions and what has actually occurred and from the effects of changes in actuarial assumptions.

The return on plan assets, excluding amounts included in net interest on the net defined benefit liability (asset).

Any change in the effect of the asset ceiling, excluding amounts included in net interest on the net defined benefit liability (asset).

Further details about post-employment benefits are given in Note 23.c.

u)   Income tax

Income tax expense represents the sum of the income tax currently payable and deferred income tax.

Current tax

Income tax is recognized in profit for the year in which they are incurred. The income tax currently payable is based on taxable profit for the year. Taxable profit differs from Operating profit before tax as reported in the consolidated income statement because of items of income or expense that are taxable or deductible in other years and items that are never taxable or deductible. The Bank’s current tax is calculated using income tax rates that have been enacted or substantively enacted by the end of the reporting period.

Deferred income tax

Deferred income tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are recognized for all taxable temporary differences. Deferred tax assets are recognized for all deductible temporary differences to the extent that it is probable that taxable profits will be available against which those deductible temporary differences can be utilized. Such deferred tax assets and liabilities are not recognized if the temporary difference arises from the initial recognition (other than in a business combination) of assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit. In addition, deferred tax liabilities are not recognized if the temporary difference arises from the initial recognition of goodwill.

Deferred tax liabilities are recognized for taxable temporary differences related to investments in subsidiaries, associates and interests in joint ventures, except where the Bank is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the near future. Deferred tax assets arising from deductible temporary differences associated with such investments and interests are only recognized to the extent that it is probable that there will be sufficient taxable profits against which to utilize the benefits of the temporary differences and they are expected to reverse in the near future.

The carrying amount of deferred tax assets is reviewed at the end of each reporting period and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax assets and liabilities are measured at the income tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on income tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

The measurement of deferred tax assets and liabilities reflects the tax consequences that would follow from the way in which the Bank expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities

Current and deferred income tax for the year

Current and deferred income tax are recognized in the consolidated income statement, except when they relate to items that are recognized in the consolidated other comprehensive income or directly in consolidated equity, in which case, the current and deferred income tax are also recognized in the consolidated other comprehensive income or directly in consolidated equity, respectively. Where current income tax or deferred income tax arises from the initial accounting for a business combination, the tax effect is included in the accounting for the business combination.

v)   Remaining maturity periods

The analysis of the maturities of the balances of certain items in the consolidated balance sheet at 2017 and 2018 year-end is provided in Note 44.

w)   Segment reporting

Operating segments are reported in a manner consistent with the internal reporting provided to the Chief Operating Decision Maker. The Chief Operating Decision Maker (CODM), who is responsible for allocating resources and assessing performance of the operating segments, has been identified as the CEO.

x)   Dividend distribution

Dividend distributions to the Bank’s shareholders are recognized as a liability in the Bank’s consolidated financial statements in the period in which the dividends are proposed by the Board of Directors and approved by the Bank’s shareholders.

y)   Treasury shares

Own equity instruments that are reacquired (treasury shares) are recognized at cost and deducted from consolidated equity. No gain or loss is recognized in the consolidated income statement on the purchase, sale, issue or cancellation of the Bank’s own equity instruments. Any difference between the carrying amount and the consideration, if reissued, is recognized under Accumulated reserves in consolidated equity.

z)   Consolidated statement of cash flows

The following terms are used in the consolidated statement of cash flows with the meanings specified:

•

Cash flows: inflows and outflows of cash and cash equivalents, which are short-term, highly liquid investments that are subject to an insignificant risk of changes in value, irrespective of the portfolio in which they are classified. The Bank classifies as cash and cash equivalents the balances recognized under Cash and balances with the Central Bank in the consolidated balance sheet.

•	Operating activities: the principal revenue-producing activities of credit institutions and other activities that are not investing or financing activities.
•	Investing activities: the acquisition and disposal of long-term assets and other investments not included in cash and cash equivalents.
•	Financing activities: activities that result in changes in the size and composition of the equity and liabilities that are not operating activities.

aa)   Consolidated income statement and other comprehensive income

This consolidated statement presents the income and expenses generated by the Bank as a result of its business activity in the year, and a distinction is made between the income and expenses recognized in the consolidated income statement for the year and the other income and expenses recognized directly in consolidated equity.

Accordingly, this consolidated statement presents:

a.	Profit for the year.
b.	The net amount of the income and expenses recognized directly to consolidated equity that will not be reclassified subsequently to the consolidated income statement.
c.	The net amount of the income and expenses recognized directly to consolidated equity that may be reclassified subsequently to the consolidated income statement when certain conditions are met.
d.

The income tax incurred in respect of the items indicated in b) and c) above, except for the valuation adjustments arising from investments in associates or jointly controlled entities accounted for using the equity method, which are presented net.

e.	Total consolidated comprehensive income, calculated as the sum of a) to d) above, presenting separately the amount attributable to the Parent and the amount relating to non-controlling interests.

The amount of the income and expenses relating to entities accounted for using the equity method recognized directly in consolidated equity is presented in this consolidated statement, irrespective of the nature of the related items, under Entities accounted for using the equity method.

This consolidated statement presents the items separately by nature, grouping together items that, in accordance with the applicable IFRS, will not be reclassified subsequently to the consolidated income statement since the requirements established by the corresponding accounting Standard are met.

ab) Consolidated statement of changes in total equity

This consolidated statement presents all the changes in consolidated equity, including the adjustments in the opening balance on Accumulated reserves arising from changes in accounting policies and from the correction of errors.

Accordingly, this consolidated statement presents a reconciliation of the carrying amount at the beginning and end of the year of all the consolidated equity items and the changes are grouped together based on their nature into the following items:

a.

Adjustments in the opening balance on Accumulated reserves due to changes in accounting policies and from the correction of errors: include those in consolidated equity arising as a result of the retrospective restatement of the balances in the consolidated financial statements, distinguishing between those resulting from changes in accounting policies and those relating to the correction of errors.

b.	Income and expense recognized in the year: includes, in aggregate form, the total of the aforementioned items recognized in the consolidated income statement.
c.

Other changes in consolidated equity: include the remaining items recognized in consolidated equity, including, inter alia, increases and decreases in share capital, distribution of profit, transactions involving own equity instruments (treasury shares), transfers between equity items and any other increases or decreases in consolidated equity.